EXHIBIT 10.1
EXECUTION
VERSION
PURCHASE AND SALE AGREEMENT
by and among
THE ENTITIES SET FORTH ON SCHEDULE A,
as Sellers
and
THE ENTITIES SET FORTH ON SCHEDULE A,
as Buyers
Dated as of May 19, 2021

TABLE OF CONTENTS
i

EXHIBITS AND SCHEDULES
EXHIBITS:
Exhibits A-1 – A-29    Land
Exhibits A-1 and A-2    Arizona Land
Exhibits A-3, A-4, A-5, A-6 and A-7    California Land
Exhibit A-8    Connecticut Land
Exhibits A-9 and A-10     Georgia Land
Exhibits A-11 and A-12    Illinois Land
Exhibit A-13    Indiana Land
Exhibit A-14    Massachusetts Land
Exhibit A-15    Michigan Land
Exhibits A-16 and A-17    Minnesota Land
Exhibit A-18    New Jersey Land
Exhibit A-19    North Carolina Land
Exhibits A-20 and A-21    Ohio Land
Exhibit A-22    Oklahoma Land
Exhibit A-23    Pennsylvania Land
Exhibit A-24    South Carolina Land
Exhibit A-25    Tennessee Land
Exhibits A-26 and A-27    Texas Land
Exhibits A-28 and A-29    Virginia Land
Exhibits B-1 – B-29     Proforma Title Policy
Exhibit C    Bill of Sale
Exhibit D    Warranties, Service Contracts, License Agreements and Permits Assignment
Exhibit E    Assignment and Assumption of Leases
Exhibit F    FIRPTA Affidavit
Exhibit G-1    Notice to Tenants
Exhibit G-2    Notice to Assumed Service Contract Counterparties
Exhibit H-1    Arizona Deed
Exhibit H-2    California Deed
Exhibit H-3    Connecticut Deed
Exhibit H-4     Georgia Deed
Exhibit H-5    Illinois Deed
Exhibit H-6    Indiana Deed
Exhibit H-7    Massachusetts Deed
Exhibit H-8    Michigan Deed
Exhibits H-9    Minnesota Deed
Exhibit H-10    New Jersey Deed
Exhibit H-11    North Carolina Deed
Exhibits H-12    Ohio Deed
Exhibit H-13    Oklahoma Deed
Exhibit H-14    Pennsylvania Deed

Exhibit H-15    South Carolina Deed
Exhibit H-16    Tennessee Deed
Exhibits H-17    Texas Deed
Exhibits H-18    Virginia Deed
Exhibit I    Form of Tenant Estoppel Certificate
Exhibit J    Form of Association Estoppel Certificate
Exhibit K    Transition Services Agreement Terms
Exhibit L    Owner’s Affidavit
Exhibit M    Ground Lease Estoppel Certificate
Exhibit N    Ground Lease Assignment
SCHEDULES:
Schedule A    Seller and Buyer Information Schedule
Schedule B    Data Room Index
Schedule 2.7    Assumed Service Contracts
Schedule 3.6    Litigation
Schedule 3.9    Leases
Schedule 3.9.1     Concessions, Rebates, Allowances, Free Rent, and Construction Obligations
Schedule 3.10    License Agreements
Schedule 3.11    Construction Projects
Schedule 3.16    Permits
Schedule 3.17    Condemnation; Land Use
Schedule 3.18    Casualties
Schedule 3.19    Management Agreements
Schedule 3.20    Brokerage Agreements
Schedule 3.21    Warranties
Schedule 3.22    Personal Property
Schedule 3.23    Intellectual Property
Schedule 3.27    Purchase Rights
Schedule 3.29    Insurance
Schedule 5.2    Title Clearance Matters
Schedule 6.8    Categories of Equipment
Schedule 8.2(i)    Tax Clearance Certificates
Schedule 10.1    Transaction Fees and Expenses
v

PURCHASE AND SALE AGREEMENT
This PURCHASE AND SALE AGREEMENT (the “Agreement”) is dated as of May 19, 2021 (the “Effective Date”), by the parties identified as a Seller on Schedule A attached hereto (the “Seller and Buyer Information Schedule”) (each a “Seller” and collectively “Sellers”), and the parties identified as a Buyer on the Seller and Buyer Information Schedule, (each a “Buyer” and collectively “Buyers”).
BACKGROUND
Each Seller owns the real estate identified on the Seller and Buyer Information Schedule and as more particularly described in Exhibit A-1 – Exhibit A-29 attached hereto and made a part hereof, and the related improvements. Each Buyer desires to purchase the real estate identified on the Seller and Buyer Information Schedule and Property from the applicable Seller. Each Seller desires to sell to the applicable Buyer, the applicable Property, on the terms and conditions set forth below.
Accordingly, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties agree as follows:
TERMS
ARTICLE I
DEFINITIONS AND INTERPRETATION
For purposes of this Agreement, the following terms have the following respective meanings.
Section 1.1    Definitions.
“250 Williams” means the Real Property located at 250 Williams Street, Atlanta, Georgia.
“250 Williams Seller” means DCII-250 Williams Street NW, LLC, the owner of 250 Williams.
“2017 AMA” has the meaning set forth in Section 6.13.
“2017 PMA” has the meaning set forth in Section 6.13.
“ACS” has the meaning set forth in Section 2.8.
“ACS Lease” has the meaning set forth in Section 2.8.
“ACS Litigation” has the meaning set forth in Section 2.8.

“Adjustment Time” has the meaning set forth in Section 2.5.
“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control with such first Person.
“Agreement” has the meaning set forth in the Preamble.
“Allocated Purchase Price” means a portion of the Purchase Price allocated to each Property, as set forth on the Seller and Buyer Information Schedule attached hereto as Schedule A.
“Arizona Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Arizona Land.
“Arizona Land” means all of those certain tracts of land described on Exhibits A-1 and A-2 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Assignment and Assumption of Leases” has the meaning set forth in Section 2.2.
“Assumed Service Contracts” has the meaning set forth in Section 2.7.
“Bill of Sale” and “Bills of Sale” has the meaning set forth in Section 2.2.
“Brokerage Agreements” has the meaning set forth in Section 3.20.
“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to close in Singapore, New York, New York, Tampa, Florida or in any State or Commonwealth in which a Property is located.
“Buyer” and “Buyers” has the meaning set forth in the Preamble.
“California Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the California Land.
“California Land” means all of those certain tracts of land described on Exhibits A-3, A-4, A-5, A-6, and A-7 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.

“CERCLA” has the meaning set forth in Section 3.30(b).
“Claim” means any claim, demand, action, cause of action, suit, arbitration, investigation, proceeding, complaint, grievance, charge, prosecution, assessment or reassessment, including any appeal or application for review.
“Closing” has the meaning set forth in Section 2.3.
“Closing Date” has the meaning set forth in Section 2.3.
“Closing Documents” means:  (i) the Deeds; (ii) the Bills of Sale; (iii) the Warranties, Service Contracts and Permits Assignments; (iv) the Lease Assignments and (v) the Ground Lease Assignment.
“Closing Statement” means a closing statement prepared and agreed to by Seller and Buyer in good faith with regard to each Property, setting forth the adjustments and prorations to the Purchase Price provided by this Agreement, and all other sums to be paid or disbursed at Closing, and shall include a flow of funds Section indicating all sources and uses of the funds to be used to consummate the transactions contemplated hereby at the Closing.
“Code” means the Internal Revenue Code of 1986, as amended and the Treasury Regulations promulgated thereunder.
“Connecticut Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Connecticut Land.
“Connecticut Land” means all of those certain tracts of land described on Exhibit A-8 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Construction Projects” has the meaning set forth in Section 3.11.
“Control,” including the terms “controlled by” and “under common control with”, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, as general partner or managing member, by contract or otherwise.
“Damaged Property” has the meaning set forth in Section 9.5(a).
“Data Room” means the electronic data room hosted by the Sellers’ Broker through Intralinks, Inc., an index of which is attached hereto as Schedule B.
“Deed” and “Deeds” has the meaning set forth in Section 2.2.

“Deposit” has the meaning set forth in Section 2.1(b)(i).
“Deposit Escrow Agent” means First American Title Insurance Company, having offices located at 666 Third Avenue, New York, New York 10017.
“Division” has the meaning set forth in Section 8.2(h).
“Dollars” or “$” has the meaning set forth in Section 1.2(e).
“Effective Date” has the meaning set forth in the Preamble.
“Electing Party” has the meaning set forth in Section 9.3.
“Environmental Laws” has the meaning set forth in Section 3.28.
“Existing Mortgage Indebtedness” means any and all obligations of a Seller with respect to indebtedness secured by a mortgage, deed of trust, deed to secure debt or the like encumbering such Seller’s Real Property.
“Existing Surveys” means, with respect to each Real Property, the most recent survey of the Real Property provided in the Data Room.
“Express Seller Obligations” has the meaning set forth in Section 3.30(a).
“FIRPTA Affidavit” has the meaning set forth Section 7.1(d).
“Force Majeure Event” means acts of God, fire, flood, earthquake, hurricane, tornado, ice storms, or other natural disasters, severe weather conditions, pandemics (including, but not limited to, COVID-19), national or regional emergencies, insurrections, embargoes, a Governmental Authority's failure to timely act, riots or other political or civil unrest, wars, invasions or hostilities (whether war is declared or not), terrorism threats or acts, strikes, lockouts, labor disputes, labor stoppages or slowdowns, or such other similar event outside of the reasonable control of the impacted party.
“Form 593-C” has the meaning set forth in Section 8.2(j).
“Form IT-AFF1” has the meaning set forth in Section 8.2(j).
“Georgia Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Georgia Land.
“Georgia Land” means all of those certain tracts of land described on Exhibits A-9 and A-10 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Governmental Authority” means any government, governmental agency, department, bureau, office, commission, board, authority, stock exchange, instrumentality, court of competent jurisdiction or arbitral tribunal, in each case, whether federal, state or local.
“Ground Lease” has the meaning set forth in Section 3.9(d).
“Ground Lease Assignment” has the meaning set forth in Section 2.2.
“Ground Lease Estoppel Certificate” has the meaning set forth in Section 8.2(l).
“Hazardous Material(s)” has the meaning set forth in Section 3.30(b).
“Illinois Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Illinois Land.
“Illinois Land” means all of those certain tracts of land described on Exhibits A-11 and A-12 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Improvements” means, individually or collectively (as the context may require), subject to adjustment as contemplated in Section 2.6, the Arizona Improvements, the California Improvements, the Connecticut Improvements, the Georgia Improvements, the Illinois Improvements, the Indiana Improvements, the Massachusetts Improvements, the Michigan Improvements, the Minnesota Improvements, the New Jersey Improvements, the North Carolina Improvements, the Ohio Improvements, the Oklahoma Improvements, the Pennsylvania Improvements, the South Carolina Improvements, the Tennessee Improvements, the Texas Improvements, and the Virginia Improvements.
“Indiana Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Indiana Land.
“Indiana Land” means all of those certain tracts of land described on Exhibit A-13 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.

“Individual MAE” means any event, effect, occurrence, development, state of circumstances, change, fact or condition that has a material adverse effect on the financial or economic condition or operation of any individual Property, but does not include any fact, circumstance or condition (and no such fact, circumstance or condition may be taken into account in determining whether there has been an Individual MAE) that results from: (i) the execution of this Agreement and the transactions contemplated by this Agreement or from the performance of and compliance with the terms of this Agreement; (ii) any Force Majeure Event (provided, this clause (ii) shall not apply for purposes of Section 9.5); (iii) generally applicable economic conditions or conditions affecting the U.S. data center industry as a whole; (iv) the announcement by the Seller of its intention to sell the Properties in compliance with the terms and conditions of this Agreement (provided the same does not result in a breach of or default under any Lease); (v) any changes in law or applicable accounting regulations or principles; or (vi) any fact or circumstance affecting, or any condition of, any Tenant of such individual Property, so long as such Tenant continues to comply in all material respects with its financial obligations under the corresponding Lease (provided, matters which are caused by any Seller default under such Lease or this Agreement or the willful misconduct of Seller or any of its Affiliates or Representatives under or in connection with such Lease or this Agreement shall not be excluded under this clause (vi), and matters having an effect on the physical condition of the Property which are caused by any Tenant or any of its Affiliates or Representatives shall not be excluded under this clause (vi)).
“Information” has the meaning set forth in Section 10.19.
“Intellectual Property” means the name of each Property and all other copyrights, trademarks, brand names, service marks, trade names, data, telephone numbers, licenses, labels, logos, marketing materials, designs, covenants by others not to compete, rights, privileges and any registrations or applications for registrations of the foregoing used in connection with each Property, and any right to recovery for infringement thereof (including past infringement) and any and all goodwill associated therewith or connected with the use thereof and symbolized thereby.
“Knowledge” means, (i) with respect to each Seller, the actual knowledge of Michael Seton, President and Chief Executive Officer; Kay C. Neely, Chief Financial Officer, Treasurer, and Secretary; Jason C. Reed, Chief Investment Officer, Data Centers; and/or Sara Wayson, Vice President, Data Center Investment Management after reasonable due inquiry to the property manager of each Real Property and other relevant parties with respect to each Seller and its Affiliates, which individuals Sellers represent are the individuals within Sellers’ organization in the best position to make the knowledge-based representations of Sellers contained herein and (ii) with respect to each Buyer, the actual knowledge of Peter Tan, Head of Investment and Benjamin Cher, Senior Manager, Investments, Mapletree Industrial Trust Management Ltd, after reasonable due inquiry of other relevant parties with respect to each Buyer and its Affiliates, who Buyers represent are the individuals within Buyers’ organization in the best position to make the knowledge-based representations of Buyers contained herein and/or to know if Sellers have breached any of their representations. Notwithstanding anything to the contrary contained herein, the designation of the applicable individuals referenced above shall in no event expose such individuals to personal liability hereunder on account of a breach by any Seller or Buyer of any representation or warranty contained herein or otherwise, all such liability residing only with such Seller or Buyer as applicable.
“Land” means, individually or collectively (as the context may require), subject to adjustment as contemplated in Section 2.6, the Arizona Land, the California Land, the Connecticut Land, the Georgia Land, the Illinois Land, the Indiana Land, the Massachusetts Land, the Michigan Land, the Minnesota Land, the New Jersey Land, the North Carolina Land, the Ohio Land, the Oklahoma Land, the Pennsylvania Land, the South Carolina Land, the Tennessee Land, the Texas Land, and the Virginia Land.
“Landlord Estoppel Certificate” has the meaning set forth in Section 8.2(e).
“Law” means any domestic or foreign statute, law, common law, ordinance, regulation, rule, code, injunction, judgment, decree or order enacted, issued, adopted, promulgated or applied by any Governmental Authority.
“Lease Assignments” has the meaning set forth in Section 2.2.
“Leases” means any lease, sublease, or other agreement, together with all amendments, modifications, supplements, restatements and guarantees thereof, that grants or creates a leasehold interest or estate in a Real Property or portion thereof.
“License Agreement” means any license, use, or other non-leasehold agreement, together with all amendments, modifications, supplements, restatements and guarantees thereof, that grants or creates a non-leasehold permissive right to use a portion of a Real Property in connection with the delivery of services to such Real Property and/or the Tenants and their customers and users.
“Loss” means any direct, actual, out-of-pocket loss, liability, demand, claim, action, cause of action, cost, damage, tax, duty, assessment, interest, penalty, fine or expense (including interest, penalties, reasonable attorneys’ fees and expenses and all amounts paid in investigation, defense, prosecution, adjustment, or settlement of any of the above, but not including internal management, administrative, or overhead costs incurred in connection with any of the foregoing).
“Management Agreements” has the meaning set forth in Section 3.19.
“Massachusetts Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Massachusetts Land.
“Massachusetts Land” means all of those certain tracts of land described on Exhibit A-14 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Material Permit” means any Permit which, if not obtained, held, or maintained, would have an Individual MAE or Portfolio MAE or any Permit required of any Seller pursuant to Environmental Laws.
“Material Reconstruction Event” has the meaning set forth in Section 9.5(a).
“Material Service Contracts” has the meaning set forth in Section 3.26
“McLean II” means the Real Property located at 1764A Old Meadow Lane, McLean, Virginia.
“Michigan Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Michigan Land.
“Michigan Land” means all of those certain tracts of land described on Exhibit A-15 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Minnesota Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Minnesota Land.
“Minnesota Land” means all of those certain tracts of land described on Exhibits A-16 and A-17 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“New Exception” has the meaning set forth in Section 5.1(a).
“New Exception Response” has the meaning set forth in Section 5.1(a).
“New Jersey Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the New Jersey Land.
“New Jersey Land” means all of those certain tracts of land described on Exhibit A-18 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Non-Electing Parties” has the meaning set forth in Section 9.3.
“North Carolina Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the North Carolina Land.
“North Carolina Land” means all of those certain tracts of land described on Exhibit A-19 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“OFAC” has the meaning set forth in Section 3.8.
“Ohio Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Ohio Land.
“Ohio Land” means all of those certain tracts of land described on Exhibits A-20 and A-21 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Oklahoma Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Oklahoma Land.
“Oklahoma Land” means all of those certain tracts of land described on Exhibit A-22 attached hereto and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Outside Closing Date” has the meaning set forth in Section 2.3.
“Owner Deposits” has the meaning set forth in Section 2.5(g).
“Owner’s Affidavit” has the meaning set forth in Section 8.2(d).
“Party” means a party to this Agreement.

“Pennsylvania Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Pennsylvania Land.
“Pennsylvania Land” means all of those certain tracts of land described on Exhibit A-23 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Permit” means any permit, license, franchise, approval, certificate, consent, waiver, concession, exemption, order, registration, notice or other authorization of any Governmental Authority, held by an applicable Seller for the ownership, use, operation and/or occupancy of a Real Property (and expressly excluding any that are held, or required to be held, by any Tenant, licensee, subtenant, or other occupant or user of such Real Property rather than, or in lieu of, the owner of such Real Property).
“Permitted Exceptions” means: (i) any exception arising out of an act of Buyer or any of its Affiliates or any of their Representatives; (ii) local, state and federal Laws, ordinances or governmental regulations, including but not limited to, building and zoning Laws, ordinances and regulations, now or hereafter in effect relating to the applicable Real Property; (iii) the specific exceptions in the Proforma Title Policies, subject to adjustments as set forth in this Agreement; (iv) items shown on the Existing Surveys subject to any affirmative coverage as shown on the Proforma Title Policies; (v) Real Estate Taxes not yet due and payable which are adjusted for in accordance with this Agreement; (vi) rights of tenants under the Leases with no options to purchase or rights of first refusal; (vii) [intentionally omitted]; (viii) the standard exclusions from coverage set forth in the applicable Title Policy to the extent shown on the Proforma Title Policies; (ix) title exceptions (including any New Exceptions) which are approved (or deemed approved) by Buyer pursuant to Section 5.1(a) of this Agreement; and (x) any Preapproved New Exceptions (as defined in Section 5.1(a).
“Person” means an individual, corporation, partnership, limited liability company, limited liability partnership, joint stock company, syndicate, trust, joint venture, association, organization or other entity, whether or not a legal entity or a Governmental Authority.
“Personal Property” means all equipment, fixtures, appliances, mechanical systems, machinery, keys, furnishings, computers, monitors, Intellectual Property (including, telephone exchange numbers, websites, social media accounts, and passwords or administrator access associated therewith), and other tangible and intangible personal property (i) now owned by the applicable Seller, and (ii) (a) located on the Real Property, or (b) used or usable in connection with the occupation or operation of all or any part of such Real Property, but only to the extent transferable or assignable, as such personal property may be replaced, modified, altered, substituted, or disposed of in the ordinary course of business or pursuant to the Lease or Leases encumbering such Real Property. The term “Personal Property” does not include equipment leased by Seller or property owned or leased (other than pursuant to any Lease) by any tenant, guest, employee or other person.
“Portfolio MAE” means any event, effect, occurrence, development, state of circumstances, change, fact or condition that has a material adverse effect on the financial or economic condition or operations of the Properties, taken as a whole, but does not include any fact, circumstance or condition (and no such fact, circumstance or condition may be taken into account in determining whether there has been a Portfolio MAE) that results from: (i) the execution of this Agreement and the transactions contemplated by this Agreement or from the performance of and compliance with the terms of this Agreement; (ii) any Force Majeure Event (provided, this clause (ii) shall not apply for purposes of Section 9.5); (iii) generally applicable economic conditions or conditions affecting the U.S. data center industry as a whole; (iv) the announcement by the Seller of its intention to sell the Properties in compliance with the terms and conditions of this Agreement (provided the same does not result in a breach of or default under any Lease); or (v) any changes in law or applicable accounting regulations or principles.
“Proceeding” means any action, suit, litigation, arbitration, proceeding (including any civil, criminal, administrative, investigative or appellate proceeding), prosecution, contest, hearing, inquiry, inquest, audit, examination or investigation that is or has been commenced, brought, conducted or heard at law or in equity or before any governmental authority or any arbitrator or arbitration panel.
“Proforma Title Policy” means, with respect to each Real Property, the proforma ALTA (or, with respect to each Texas Real Property, a T-1) Owner’s Policy of Title Insurance in favor of the Buyer in the form of the applicable proforma attached hereto as Exhibit B-1 through Exhibit B-29 with respect to such Real Property.
“Property” means with respect to each Seller, all of such Seller’s right, title and interest in and to, the following: (i) such Seller’s Real Property; (ii) the Personal Property; (iii) the Service Contracts with respect to the Improvements, to the extent transferable or assignable and Buyer elects to assume the same pursuant to the terms of this Agreement; (iv) the Warranties with respect to such Improvements, to the extent transferable or assignable; (v) the Permits with respect to such Real Property, to the extent transferable or assignable; and (vi) the Leases with respect to such Improvements, including all security and other refundable tenant deposits (including all interest thereon to the extent tenants are entitled to receive interest by law or under any lease, tenancy or occupancy agreement, and all letters of credit), and all guaranties of such Leases.
“Purchase Price” has the meaning set forth in Section 2.1(a).
“Purchase Rights” means any right or option of any Tenant under the Leases to acquire title to the corresponding Property or any interest therein, in each case as a result of the transactions contemplated hereby, including, without limitation, any right of first offer, right of first refusal or other purchase right that may arise from or be triggered by this Agreement, the transactions contemplated in this Agreement and/or any letter of intent or similar writing between the Parties and/or their respective Affiliates.

“Purchase Rights-Encumbered Property” means any Property that is subject to any Purchase Rights applicable to the transactions contemplated by this Agreement which have not been waived or which have not lapsed as of the Effective Date.
“R&W Insurance Policy” means, individually and collectively, those offers of insurance represented by (a) that certain Master Policy # ET111-002-652 underwritten by Euclid Transactional, LLC, as duly authorized agent of the insurers therunder, (b) that certain Excess Buyer-Side Representations and Warranties Insurance Policy #BRXE691649 underwritten by Great American E & S Insurance Company, (c) that certain Excess Buyer-Side Representations and Warranties Insurance Policy #: F21T2630A001 underwritten by Houston Casualty Company, (d) that certain Excess Buyer-Side Representations and Warranties Insurance Policy#: TNX G70850886 001 underwritten by Illinois Union Insurance Company, (e) that certain Excess Buyer-Side Representations and Warranties Insurance Policy # ET111-002-661 underwritten by Euclid Transactional, LLC, as duly authorized agent of the MGU Insurers thereunder, and (f) that certain Excess Buyer-Side Representations and Warranties Insurance Policy #BRXE691650 underwritten by Great American E & S Insurance Company, together with the respective binders of insurance associated therewith.
“R&W Insurer” means the underwriters, managing general agents, and insurers, as applicable, under the R&W Insurance Policy.
“Rancho Cordova II” means the Real Property located at 3065 Gold Camp Drive, Rancho Cordova, CA.
“RC II UST Work” has the meaning set forth in Section 6.12.
“Real Property” means with respect to each Seller, all of such Seller’s right, title and interest in and to such Seller’s Land and the Improvements located on such Land.
“REAs” has the meaning set forth in Section 3.15.
“Releasors” has the meaning set forth in Section 3.30(b).
“Rent Roll” has the meaning set forth in Section 3.9.
“Rents” has the meaning set forth in Section 2.5(a).
“Representatives” means, with respect to any Person, the officers, directors, partners, shareholders, managers, principals, employees, agents, auditors, advisors, bankers, lenders and other representatives of that Person.
“Required Removal Items” has the meaning set forth in Section 5.1(b).
“RUBS” has the meaning set forth in Section 2.5(f).
“Seller” and “Sellers” has the meaning set forth in the Preamble.

“Seller and Buyer Information Schedule” has the meaning set forth in the Preamble.
“Seller Parties” has the meaning set forth in Section 3.30(b).
“Sellers’ Broker” means Moelis & Company.
“Service Contracts” means any and all service and maintenance contracts and agreements relating to or affecting any applicable Real Property.
“South Carolina Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the South Carolina Land.
“South Carolina Land” means all of those certain tracts of land described on Exhibit A-24 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Tax Refunds” has the meaning set forth in Section 2.5(c).
“Tax Returns” means all returns, reports, estimates, claims for refund, declarations of estimated tax, information statements, elections, and other returns relating to, or required to be filed in connection with, any Taxes, including information returns or reports with respect to backup withholding and other payments to third parties, and including any schedule or attachment thereto or amendment thereof.
“Taxes” means any and all taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Authority, which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes, payroll and employee withholding taxes, unemployment insurance, social security taxes, sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, including any interest, penalty, or addition to any of the foregoing, whether disputed or not, and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other person, including by contract or otherwise.
“Tenant Estoppel Certificate” has the meaning set forth in Section 8.2(e).
“Tenants” has the meaning set forth in Section 3.9.
“Tennessee Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Tennessee Land.

“Tennessee Land” means all of those certain tracts of land described on Exhibit A-25 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Texas Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Texas Land.
“Texas Land” means all of those certain tracts of land described on Exhibits A-26 and A-27 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Texas Tax Certificate” has the meaning set forth in Section 8.2(f).
“Title Company” means Deposit Escrow Agent, in its capacity as title insurer under each Title Policy.
“Title Policy” means, with respect to each Real Property, an ALTA (or, with respect to each Texas Real Property, a T-1) Owner’s Policy of Title Insurance, together with endorsements, issued by the Title Company effective as of the Closing in favor of the Buyer (collectively, the “Title Policies”) and in the form of the Proforma Title Policies, subject only to the exceptions and exclusions set forth in such Proforma Title Policies and such New Exceptions as may become Permitted Exceptions pursuant to Section 5.1(a).
“Transfer Taxes” means all sales, use, commercial activity, registration, value added, transfer, stamp, documentary, stock transfer, recordation, property transfer, real property transfer, intangible and similar Taxes (for the avoidance of doubt, excluding any Tax imposed under Sections 897 or 1445 of the Code), together with any conveyance fees, notarial and registry fees and recording costs (including any penalties and interest thereon) imposed on the Buyer or the Sellers by any taxing authority or other Governmental Authority as a result of the sale of the Properties contemplated by this Agreement or the recording of any documents required to be delivered pursuant to this Agreement.
“Transition Services Agreement” means an agreement between Transition Services Manager and Buyers incorporating those terms set forth on Exhibit K attached hereto, subject to the terms of Section 6.13.
“Transition Services Manager” means Sila Realty Management Co., LLC or an Affiliate thereof acceptable to Buyers.

“Treasury Regulations” means the income tax regulations, including any temporary or proposed regulations, promulgated under the Code, as such regulations may be amended from time to time.
“Virginia Improvements” means all buildings, structures, fixtures, facilities, installations and other improvements of every kind and description now or hereafter located on the Virginia Land.
“Virginia Land” means all of those certain tracts of land described on Exhibits A-28 and A-29 and all of the applicable Seller’s right, title and interest in and to all easements, covenants, servitudes and other rights now belonging, benefiting or appertaining thereto, including, without limitation, any and all air rights, riparian and/or water rights and all oil, gas and mineral rights, streets, avenues, roads, ways, alleys, gaps, gores, waterways, and canals, open and proposed, in front of or adjoining the land.
“Warranties” means any and all warranties and guaranties currently in effect relating to the Real Property and/or Personal Property or any portion thereof.
“Warranties, Service Contracts, License Agreements and Permits Assignments” has the meaning set forth in Section 2.2.
Section 1.2    Interpretation. As used in this Agreement, unless otherwise expressly provided:
(a)    the table of contents and headings are for convenience of reference purposes only and will not affect in any way the meaning or interpretation of this Agreement;
(b)    each reference to a “Preamble”, “Recital”, “Article”, “Section”, “Exhibit” or “Schedule” means a preamble, recital, Article or Section of, or Exhibit or Schedule to, this Agreement;
(c)    each reference to a document (including this Agreement) means that document as amended, supplemented or modified from time to time in accordance with the terms thereof;
(d)    each reference to a Law means that Law as amended, modified, codified, reenacted, supplemented, or superseded in whole or in part from time to time and includes all rules and regulations promulgated thereunder;
(e)    each reference to “Dollars” or “$” means United States Dollars;
(f)    each reference to “include”, “includes” or “including” is deemed to be followed by the words “without limitation”;
(g)    each of the words “hereof,” “herein” and “hereunder” and words of similar import, refer to this Agreement as a whole and not to any particular provision in this Agreement;
(h)    each reference to any gender includes each other gender;

(i)    each reference to “days” means calendar days;
(j)    each term defined in the singular has a comparable meaning when used in the plural and vice versa;
(k)    each reference to a Person includes that Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, that nothing contained in this clause (k) authorizes any assignment or transfer not otherwise permitted by this Agreement;
(l)    any capitalized term used in any Exhibit or Schedule but not otherwise defined therein will have the meaning provided to that capitalized term in this Agreement;
(m)    all Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein;
(n)    any references hereunder to a Seller having “provided”, “delivered” or “made available” any documents and information will be deemed to include and be satisfied by the posting of such documents or information in the Data Room; and
(o)    the Sellers and the Buyers have participated jointly in the negotiation and drafting of this Agreement and, in the event that any ambiguity or question of intent or interpretation arises, this Agreement will be construed as having been jointly drafted by the Sellers and the Buyers and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the purported authorship of any provision of this Agreement.
ARTICLE II
PURCHASE AND SALE
Section 2.1    Purchase Price; Deposit.
(a)    Subject to the terms and conditions contained in this Agreement, the applicable Sellers agree to sell to the applicable Buyers, and the applicable Buyers agree to purchase from the applicable Sellers, the Properties as set forth on the Seller and Buyer Information Schedule for an amount equal to ONE BILLION THREE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($1,320,000,000.00) (the “Purchase Price”), subject to prorations and adjustments as provided in Section 2.5 below, Section 2.6 below, Section 10.1 below (and related Schedule 10.1) and such other prorations and adjustments expressly provided for herein. The Allocated Purchase Price for each Property is as set forth on the Seller and Buyer Information Schedule.
(b)    Buyer has deposited (or caused to be deposited) in escrow with Deposit Escrow Agent the sum of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the “Deposit”) in an account specified by the Deposit Escrow Agent. The Deposit shall be nonrefundable (except as otherwise provided in this Agreement) when paid to the Deposit Escrow Agent and shall be delivered to and held by Deposit Escrow Agent pursuant to the terms, covenants and conditions of this Agreement. Any interest earned by investment of the Deposit shall be considered as part of the Deposit. The Purchase Price shall be payable as follows:
(i)    In the event of a single Closing hereunder:
A.    Provided the Closing occurs as contemplated by this Agreement, at Buyer’s option at Closing (1) the Deposit (including the portion thereof comprising interest) shall be paid to the Sellers and credited against the Purchase Price at Closing; (2) the Deposit (excluding the portion thereof comprising interest) shall be paid to the Sellers and credited against the Purchase Price, and the Deposit Escrow Agent shall wire any interest earned on the Deposit to the Buyers (or as directed by the Buyers) promptly after Closing when such interest has been finally determined; or (3) the Deposit (including the portion thereof comprising interest) shall be refunded and repaid to Buyers (or as directed by Buyers) so long as Buyers shall increase the amount paid by Buyers into escrow pursuant to Section 2.1(b)(i)B below by FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00); and
B.    ONE BILLION TWO HUNDRED EIGHTY MILLION AND NO/100 DOLLARS ($1,280,000,000.00), representing the balance of the Purchase Price payable at Closing, subject to the post-Closing payment to Buyers of any interest earned on the Deposit pursuant to Section 2.1(b)(i)(A), subject to adjustments and prorations as provided in Section 2.5, Section 2.6 below, Section 10.1 below (and related Schedule 10.1) and such other prorations and adjustments expressly provided for herein, and subject to the escrow of any other amounts pursuant to the terms of this Agreement. At the Closing, the Deposit Escrow Agent will release the Purchase Price, as so adjusted, and make the applicable payments on the flow of funds Section on the Closing Statement, by wire transfer of immediately available funds as specified on the flow of funds Section on the Closing Statement.
(ii)    In the event of more than one Closing hereunder, at each Closing:
A.    At Buyer’s option at each such Closing, (1) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Property(ies) being conveyed at such Closing divided by $1,320,000,000) (the “Allocated Deposit”), together with the portion thereof comprising interest, shall be paid to the Sellers and credited against the Allocated Purchase Price at Closing; (2) the Allocated Deposit (excluding the portion thereof comprising interest) shall be paid to the Sellers and credited against the Allocated Purchase Price, and the Deposit

Escrow Agent shall wire any interest earned on the Allocated Deposit to the Buyers (or as directed by the Buyers) promptly after Closing when such interest has been finally determined; or (3) the Allocated Deposit (including the portion thereof comprising interest) shall be refunded and repaid to Buyers (or as directed by Buyers) so long as Buyers shall increase the amount paid by Buyers into escrow pursuant to Section 2.1(b)(ii)B below by the amount of the Allocated Deposit; and
B.    The balance of the Allocated Purchase Price payable at Closing, subject to the post-Closing payment to Buyers of any interest earned on the Allocated Deposit pursuant to Section 2.1(b)(ii)A, subject to adjustments and prorations as provided in Section 2.5, Section 2.6 below, Section 10.1 below (and related Schedule 10.1) and such other prorations and adjustments expressly provided for herein, and subject to the escrow of any other amounts pursuant to the terms of this Agreement. At the Closing, the Deposit Escrow Agent will release the Allocated Purchase Price, as so adjusted, and make the applicable payments on the flow of funds Section on the Closing Statement, by wire transfer of immediately available funds as specified on the flow of funds Section on the Closing Statement.
Section 2.2    Conveyance. On the Closing Date, subject to the fulfillment by Buyers of their obligations under this Agreement, each Seller shall: (a) convey to the applicable Buyer title in and to its Real Property, subject to only the applicable Permitted Exceptions hereof, by special warranty deed or the equivalent in each State, substantially in the form attached hereto as Exhibit H-1 through Exhibit H-18, as applicable to the State in which such Real Property is located (each, a “Deed” and collectively, the “Deeds”); (b) convey to the applicable Buyer title to its Personal Property by a bill of sale in the form attached hereto and made a part hereof as Exhibit C (each, a “Bill of Sale” and collectively, the “Bills of Sale”); (c) assign to the applicable Buyer the Warranties, Assumed Service Contracts, License Agreements and Permits with respect to such Seller’s Real Property and/or Personal Property, to the extent assignable, by assignment in the form attached hereto and made a part hereof as Exhibit D (each, a “Warranties, Service Contracts, License Agreements and Permits Assignment” and collectively, the “Warranties, Service Contracts, License Agreements and Permits Assignments”); (d) assign to the applicable Buyer all of the Leases with respect to such Seller’s Real Property by an assignment and assumption of Leases in the form attached hereto and made a part hereof as Exhibit E (each, an “Assignment and Assumption of Leases” and collectively, the “Lease Assignments”); (e) with respect to each Ground Lease, assign the Seller’s interest as tenant under the Ground Lease to the applicable Buyer by a recordable assignment and assumption of Ground Lease in the form attached hereto and made a part hereof as Exhibit N (the “Ground Lease Assignment”); and (f) comply with all other Seller deliverable requirements pursuant to Article VII.

Section 2.3    Closing. Subject to Section 9.3 and other terms and conditions of this Agreement, the closing of the sale and purchase of the Properties (the “Closing”) will take place via escrow at the offices of the Deposit Escrow Agent on July 1, 2021 (the “Closing Date”). The Closing Date is subject to extension as expressly provided in this Agreement, provided, subject to the terms of Section 6.12 below but otherwise notwithstanding anything to the contrary herein, the Closing Date shall not be later than December 15, 2021 (the “Outside Closing Date”) unless otherwise agreed to by the parties in writing. The parties acknowledge that certain Properties may close at different times. Accordingly, the terms “Closing” and “Closing Date” as used herein shall be deemed to refer to the applicable Closing or the applicable Closing Date, as the context may require. Buyers and Sellers hereby authorize their respective attorneys to execute and deliver to the Deposit Escrow Agent any additional or supplementary instructions as may be necessary or convenient to implement the terms of this Agreement and facilitate the closing of the transactions contemplated hereby; provided that such instructions are consistent with and merely supplement this Agreement and do not in any way modify, amend or supersede this Agreement. Notwithstanding the foregoing, Buyers and Sellers each reserve the right not to attend the Closing, but to deliver the documents to the Deposit Escrow Agent in escrow via personal delivery or overnight courier as a so-called “mail-away” closing.
Section 2.4    Withholding. Each of Buyers and the Deposit Escrow Agent, as applicable, shall be entitled to deduct and withhold from amounts otherwise payable under this Agreement, all amounts as are required to be deducted or withheld from such amounts under the Code, the rules and regulations promulgated thereunder, or any other provision of U.S. federal, state, local or foreign Tax or other Law. Any such withheld amounts shall be (i) timely paid or remitted to the applicable Governmental Authority, and (ii) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.
Section 2.5    Prorations and Adjustment. The following items shall comprise prorations and adjustments to be determined as of 11:59 p.m. (Eastern Time) on the day preceding the Closing Date (such time and date referred to as the “Adjustment Time”), and shall increase or decrease the cash portion of the Purchase Price payable at Closing pursuant to Section 2.1, as the case may be:
(a)    Collected Rent(a). All rent (including, without limitation, all base rents, additional rents and retroactive rents) and all other income (and any applicable state or local tax on rent) (hereinafter collectively referred to as “Rents”) collected under Leases in effect on the Closing Date shall be prorated based on the actual number of days in the month in which the Closing occurs (or other period for which such Rent may be paid). Uncollected Rent shall not be prorated. Rent from tenants that are collected after the Closing Date shall be applied first to Rents then currently owing to Buyers, second to Rents attributable to the portion of the month in which Closing occurs which follows the Adjustment Time, and third attributable to the period prior to the Adjustment Time (the “Rent Waterfall”). If applicable, for a period of six (6) months after the Closing Date, Buyers will make reasonable efforts to request and invoice any past due Rent, without suit or expending any funds or taking any action against such tenant, to collect any Rents applicable to the period before the Closing Date and will transfer the same to Sellers subject to the Rent Waterfall, net of any recovery costs and Taxes incurred by Buyers, subject to the adjustments with respect to any past due Rent as set forth herein. In the event Sellers receive any Rent payments after the Closing Date, such Rent payments shall be subject to the Rent Waterfall and, to the extent any such Rents are properly due to the Buyers, then Sellers shall promptly remit all such Rents to Buyers within five (5) Business Days of receipt of the same. Buyers’ and Sellers’ obligations under the preceding sentences shall not be subject to any survival period limitations or other liability limitations set forth herein. Following Closing, Sellers shall have no right to institute a suit for collection, distrain for Rents, terminate any Lease or otherwise disturb any tenant’s occupancy under any Lease in connection therewith. Buyer shall receive a credit at Closing for the following amounts due under or with respect to the identified Leases: (i) $2,448,977 due in connection with the Leases with Level 3 Telecom of Minnesota, LLC, and Uroplasty, Inc., each of which is a current tenant at the Real Property located at 5420 Feltl Road, Minnetonka, Minnesota; (ii) $1,236,000 due in connection with the Lease with Evoque Data Center Solutions, the current tenant at the Real Property located at 2301 West 120th Street, Hawthorne, California; (iii) $5,146,265.77 due in connection with the Leases with Georgia Lottery Corporation and Telx Atlanta 2, LLC, each of which is a current tenant at the Real Property located at 250 Williams Street, Atlanta, Georgia; (iv) $229,230 due in connection with the Lease with Evoque Data Center Solutions, the current tenant at the Real Property located at 400 Holger Way, San Jose, California; and (v) $578,940 due in connection with the Lease with T-Mobile, the current tenant at the Real Property located at 2439-2455 Alft Lane, Elgin, Illinois. Buyers shall be solely responsible for payment or any other amounts that are due under or that will become due under, or arising out of, the Leases, including, without limitation, with respect to any renewal or option terms, which would be payable in and applicable to the period from and after the Adjustment Time, including, without limitation, leasing commissions, brokerage commissions, tenant improvements allowances, the cost to perform “landlord work” or “base building work” or construction obligations of the landlord under any Lease, free or abated (in whole or in part) rent periods under any Lease and other similar tenant inducements or concessions under any Lease.
(b)    Prepaid Items. Prepaid charges, payments and accrued charges made by any Seller under any contracts to which it is a party and which are assigned to Buyers pursuant to the Warranties, Service Contracts and Permits Assignments will be prorated as of the Adjustment Time and (i) Sellers will be credited with a proportion of such charges and payments equal to a fraction, the numerator of which is equal to the number of days that have elapsed from the beginning of the calendar month during which the Closing occurs through, but excluding, the Closing Date and the denominator of which is equal to the number of days in the entire calendar month during which the Closing occurs (or if such prepaid item pertains to a period other than the month of Closing, then a fraction based on such time period) and (ii) the Buyers will be credited with the remainder of such charges and payments.
(c)    Real Estate Taxes and Assessments. Real estate taxes and assessments imposed by any Governmental Authority with respect to any Property that is being sold (“Real Estate Taxes”) and that either (i) have not yet been assessed or (ii) are not yet due and payable or paid, shall be prorated as of the Adjustment Time based upon the most recent ascertainable assessed values and tax rates during such relevant tax year or years. Real Estate Taxes for any tax period

(or portion thereof) ending on or prior to the Adjustment Time shall be the responsibility of the Sellers, and Real Estate Taxes for any tax period (or portion thereof) beginning after the Adjustment Time shall be the responsibility of Buyers. Following Closing, upon Buyers’ receipt of the actual Real Estate Tax bill for any Property for the year in which Closing occurs or for any prior year, if any adjustment is required with respect to the tax proration made as of the Adjustment Time, within thirty (30) days following receipt of such bill, the Sellers and Buyers shall each, as the case may be, pay to the other any amount required as a result of such adjustment. Sellers shall receive a credit for any Real Estate Taxes paid by Sellers applicable to any period after the Adjustment Time. Notwithstanding the foregoing, however, to the extent that, for any particular Property, Real Estate Taxes are paid by the corresponding Tenant pursuant to its Lease, then as between the applicable Seller and Buyer, Real Estate Taxes shall not be prorated. If, as of the Effective Date, Sellers are protesting or have notified Buyers in writing that they have elected or may elect to protest any Real Estate Taxes with respect to any Property, then Buyers agree that Sellers shall have the right (but not the obligation), after the Closing Date, to continue such protest. In such case, any Real Estate Taxes paid by Buyers after the Closing Date with respect to such Property shall be paid under protest and Buyers shall promptly notify Sellers of the payment of any such Real Estate Taxes. Buyers further agree to cooperate with Sellers, at no cost to Buyers and Buyers shall have no obligation to bring or participate in any suit or other action, and execute any documents reasonably requested by Sellers in connection with such protest. As to any Property, any Real Estate Tax savings received, net of expenses (“Tax Refunds”), or additional Real Estate Tax assessments due for the relevant tax year under any protest, shall be prorated between the parties as of the Adjustment Time. Sellers and Buyers agree to notify the other in writing of any receipt of a Tax Refund or notice of Real Estate Tax assessment within thirty (30) days of receipt of such Tax Refund or notice. The Sellers and Buyers shall each, as the case may be, pay to the other any amount required as a result of such Real Estate Tax assessment within thirty (30) days. To the extent either party obtains a Tax Refund, a portion of which is owed to the other party, the receiving party shall deliver the Tax Refund to the other party within thirty (30) days of its receipt. If Buyers or Sellers fail to pay such amount(s) to the other as and when due, such amount(s) shall bear interest from the date any such amount is due to Sellers or Buyers, as applicable, until paid at the lesser of (a) twelve percent (12%) per annum and (b) the maximum amount permitted by Law. The obligations set forth herein shall survive the Closing Date.
(d)    Tenant Deposits. All tenant security deposits actually received by the Sellers or previously credited to the Sellers (and interest thereon if required by Law or contract to be earned thereon) and not theretofore applied to tenant obligations under the Leases shall be transferred or credited to Buyers at Closing or placed in escrow if required by Law. As of the Closing, Buyers shall assume all of Sellers’ obligations related to tenant security deposits to the extent credited or turned over in escrow. Buyers will indemnify, defend, and hold Sellers harmless from and against all demands and claims made by tenants arising out of the transfer or disposition of any security deposits to the extent credited or turned over in escrow and will reimburse Sellers for all reasonable attorneys’ fees incurred or that may be incurred as a result of any such claims or demands as well as for all loss, expenses, verdicts, judgments, settlements, interest, costs and other expenses incurred or that may be incurred by Sellers as a result of any such claims or demands by tenants.

(e)    Letters of Credit. In accordance with Section 7.1(g) below, Sellers shall cooperate with Buyers to have any letters of credit in respect of any Leases assigned to Buyers and to the extent not so assigned as of Closing, hold any letters of credit and draw on them at Buyers’ request (and promptly provide the funds so drawn to the applicable Buyer(s)) until a new letter of credit may be issued (or the existing letter of credit is so assigned) to Buyers or their designee. This obligation of Sellers will survive Closing.
(f)    Utilities and Utility Deposits(g). Utilities for each Real Property (excluding utilities for which payment is made directly by tenants), including water, sewer, electric, and gas, based upon the last reading of meters prior to the Closing, shall be prorated as of the Adjustment Time. Each applicable Seller shall be entitled to a credit for all security deposits held by any of the utility companies providing service to any Real Property to the extent Buyers elect to utilize the same rather than post their own deposits. Sellers shall endeavor to obtain meter readings on the day before the Closing Date, and, where required in order to obtain a transfer tax stamp or similar recording requirement, shall obtain such meter readings, final payments and/or other inspections so required, and if such readings are obtained, there shall be no proration of such items and each applicable Seller shall pay at Closing the bills therefor for the period to the Adjustment Time, and Buyers shall pay the bills therefor for the period subsequent thereto. If the utility company will not issue separate bills, Buyers will receive a credit against the Purchase Price for such Seller’s portion and will pay the entire bill prior to delinquency after Closing. If the Sellers have paid utilities in advance in the ordinary course of business, then Buyers shall be charged its portion of such payment at Closing. Buyers shall be responsible for making any security deposits required by utility companies providing service to any Real Property. Notwithstanding the foregoing, if any Seller pays the utility bills for any Real Property and, directly or through a billing service, bills the tenants for such utilities, then to the extent not reimbursed by tenants prior to Closing, in connection with the final reconciliation provided for hereunder Seller shall receive a credit based upon the actual amount collected from tenants for the same and attributable to periods prior to Closing (“RUBS”). In the event any Buyer is unable to establish new utility arrangements with any utility provider to be effective upon Closing without any interruption of service, then the applicable Seller shall maintain the applicable existing utility arrangement for up to ninety (90) days post-Closing and shall reasonably cooperate, at no out-of-pocket cost to Sellers, with Buyers’ efforts to establish new utility arrangements. All utility costs any Seller incurs as a result of any utility extension shall be Buyer’s obligation and shall be appropriately adjusted for in connection with the final adjustment hereunder.
(g)    Owner Deposits. Each applicable Seller shall receive a credit for all bonds, deposits, letters of credit, set aside letters or other similar items, if any, that are outstanding with respect to the Real Property that have been provided by such Seller or any of its Affiliates to any governmental agency, public utility, or similar entity (collectively, “Owner Deposits”) if such Owner Deposits are validly transferred to the Buyers by the Closing. To the extent that any funds are released as a result of the termination of any Owner Deposits for which such Seller did not get a credit and Buyers receive same, such funds shall be delivered to such Seller promptly upon their receipt.

(h)    Final Adjustment After Closing. If final prorations cannot be made at the Closing for any item being prorated under this Section 2.5 (other than Real Estate Taxes, which shall be adjusted and reconciled in accordance with Section 2.5(c) above and which shall not be subject to this Section 2.5(h)), then Buyers and Sellers agree to allocate such items on a fair and equitable basis as soon as invoices or bills are available and applicable reconciliation with tenants have been completed, with final adjustment to be made as soon as reasonably possible after the Closing (but in no event later than one hundred twenty (120) days after the Closing, except that reprorations of expenses and charges subject to a yearend reconciliation shall be made within thirty (30) days following receipt of the actual bill for the year in which Closing occurs for each Property), to the effect that income and expenses are received and paid by the parties on an accrual basis with respect to their period of ownership. Payments in connection with the final adjustment shall be due no later than thirty (30) days after the 120-day period referenced above. Buyer shall use commercially reasonable efforts to cooperate with Sellers and provide Sellers with supporting documentation to confirm the final prorations for a period of one hundred twenty (120) days after the Closing other than with respect to expenses requiring yearend reconciliation which obligation shall survive for one (1) year after the Closing. Notwithstanding anything to the contrary stated in this Section 2.5, except for adjustments relating to Real Estate Taxes (which shall be governed by the terms of Section 2.5(c) rather than this Section 2.5(h)), and except for any post-Closing prorations determined and paid within one hundred twenty (120) days or one (1) year after the Closing as set forth above, all prorations made under this Section 2.5 shall be final as of the Closing and shall not be subject to further adjustment after the Closing.
(i)    For the avoidance of doubt, all cash and cash equivalents and all accounts receivable of Sellers to the extent applicable to the period prior to the Closing Date shall be retained by the Sellers and remain the property of Sellers.
(j)    All obligations to make any payments required under this Section 2.5 that accrue prior to the expiration of any applicable survival period shall survive such survival period until so paid in full.
(k)    Audit of Final Adjustments. If Buyers and Sellers do not agree on the computation of the prorations and adjustments to create the final adjustments, then each party shall prepare its own calculation of the final adjustments and such calculations will be promptly submitted to a firm of independent accountants of nationally recognized standing, reasonably satisfactory to Buyers and Sellers (who shall have no material relationship with Sellers or Buyers) to review this Agreement and the disputed items or amounts for the purpose of calculating the final adjustments. The firm of independent accountants will deliver to Buyers and Sellers, as promptly as practicable, a report setting forth its calculation of the final adjustments. That report will be final and binding upon Buyers and Sellers. The cost of the independent accountants’ review and report will be borne by the party whose calculation of the final adjustments is at the greatest variance with the independent accountants’ calculation of the final adjustments. If the report reflects a net adjustment in favor of Sellers, Buyers will pay to Sellers the amount of that adjustment in cash to Sellers no later than ten (10) Business Days after the determination of the adjustment. If the report reflects a net adjustment in favor of Buyers, Sellers will pay to Buyers the amount of that adjustment in cash to Buyers no later than ten (10) Business Days after the determination of the final adjustments. If Buyers and Sellers cannot agree on a firm of independent accountants for purposes of calculating the final adjustments, Buyers shall choose a firm of independent accountants and Sellers shall choose a firm of independent accountants, and the firms chosen by Buyers and Sellers shall jointly choose a third firm of independent accountants to act as the independent accounts for purposes of this provision.
Section 2.6    Adjustment for Purchase Rights. With respect to any Purchase Rights-Encumbered Property:
(a)    If, as of the Closing Date (subject to extensions as expressly provided in this Agreement), the applicable Tenant has exercised its Purchase Rights and has closed and consummated the acquisition of such Purchase Rights-Encumbered Property, then: (i) the applicable Purchase Rights-Encumbered Property shall be removed from the Properties; (ii) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for such Purchase Rights-Encumbered Property; (iii) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Property(ies) being excluded divided by $1,320,000,000) shall be returned to Buyers, (iv) Buyers shall be obligated to purchase the remaining Properties, subject to the terms and conditions of this Agreement; and (v) Buyers and the applicable Seller shall have no further rights, obligations, or remedies (including, but not limited to, Buyers having no right to seek reimbursement of third party out-of-pocket expenses) under this Agreement with respect to the Purchase Rights-Encumbered Property in question. Upon the request of either Sellers or Buyers, Sellers and Buyers shall enter into an amendment to this Agreement to evidence the removal of the applicable Purchase Rights-Encumbered Property from the effect of this Agreement, to adjust the Purchase Price as set forth above, and to make any other modifications as are necessary to give effect to this Section 2.6(a).
(b)    If, as of the Closing Date (subject to extensions as expressly provided in this Agreement), either: (x) the applicable Tenant has exercised the Purchase Rights but the Tenant has not yet closed and consummated the acquisition of the applicable Purchase Rights-Encumbered Property; or (y) the applicable Tenant has not yet waived the Purchase Rights and the period within which such Purchase Rights may be exercised has not yet expired, then: (A) the Closing with respect to all of the remaining Properties other than the Purchase Rights-Encumbered Property in question (each, a “Delayed Purchase Rights-Encumbered Property”) shall be consummated in accordance with the terms of this Agreement on the Closing Date; and (B) the Closing with respect to each Delayed Purchase Rights-Encumbered Property shall be delayed, and the Closing Date as it applies only to such Delayed Purchase Rights-Encumbered Property shall be postponed, until such time as either:
(i)    the applicable Tenant has exercised its Purchase Rights and has closed and consummated the acquisition of such Purchase Rights-Encumbered Property, in which event (A) the applicable Purchase Rights-Encumbered Property shall be removed from the Properties; (B) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for such Purchase Rights-Encumbered Property; (C) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Property(ies) being excluded divided by $1,320,000,000) shall be returned to Buyers; (D) Buyers shall be obligated to purchase the remaining Properties, subject to the terms and conditions of this Agreement; and (E) Buyers and the applicable Seller shall have no further rights, obligations, or remedies (including, but not limited to, Buyers having no right to seek reimbursement of third party out-of-pocket expenses) under this Agreement with respect to the Purchase Rights-Encumbered Property in question; or
(ii)    the applicable Tenant has waived the Purchase Rights or the period within which such Purchase Rights may be exercised has expired, in which event the applicable Seller and applicable Buyer shall proceed to the Closing and shall consummate the purchase and sale of such Purchase Rights-Encumbered Property on all of the applicable terms and conditions of this Agreement applicable to such Property within fifteen (15) Business Days thereafter;
provided, notwithstanding anything to the contrary herein, in no event shall the Closing Date for any Delayed Purchase Rights-Encumbered Property extend beyond the Outside Closing Date.
Section 2.7    Assumed Service Contracts. Schedule 2.7 sets forth the Service Contracts for which Buyers will assume the obligations arising from and after the Closing Date (the “Assumed Service Contracts”). Any payments or penalties incurred in connection with the termination of any Service Contract, other than the Assumed Service Contracts, shall be borne by Sellers. Sellers shall be solely responsible for terminating all Service Contracts, except for Assumed Service Contracts, affecting each Property. All labor, service, supply, insurance, brokerage, leasing and maintenance contracts relating to the Improvements or the Real Property which are not Assumed Service Contracts shall be terminated, and Sellers shall be responsible for all costs and expenses thereunder (including any charges that accrue under any such Service Contracts with respect to any period of time after the Closing), and Sellers shall indemnify and hold harmless Buyers and their Affiliates from and against any and all claims and Losses of whatever kind, type or nature made by any counterparty to such contracts. Sellers’ obligations under this Section 2.7 shall survive the Closing.
Section 2.8    ACS Lease Sellers and Buyers acknowledge that that certain litigation proceeding styled DCII-250 Williams Street NW, LLC vs. American Cancer Society, Inc., Case Number 2020CV241420, in the Superior Court of Fulton County, Georgia (the “ACS Litigation”) was settled prior to the Effective Date. The ACS Litigation pertained to a lease and license agreement (collectively, the “ACS Lease”) between 250 Williams Seller and American Cancer Society, Inc. (“ACS”), encumbering a portion of 250 Williams. Notwithstanding anything contained in this Agreement to the contrary, the ACS Lease and all rights of ACS (and parties claiming by, through or under ACS) with respect to 250 Williams shall terminate prior to the Closing Date, and 250 Williams shall be conveyed to Buyer (subject to the terms and conditions hereof) free and clear of the ACS Lease and any rights of ACS (or parties claiming by, through or under ACS) with respect to 250 Williams. The ACS Lease shall not be considered a “Lease” hereunder. The terms of this Section 2.8 shall survive the Closing.

Section 2.9    CapEx Credit. At the Closing of 250 Williams, Buyers shall receive a credit against the Allocated Purchase Price for 250 Williams in the amount of $2,500,000; provided, in the event that a Closing as to 250 Williams shall not occur, Buyers shall receive a credit against the portion of the Purchase Price payable at the final Closing under this Agreement in the amount of $2,500,000.
ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE SELLER
Except as set forth in the Schedule attached hereto, each Seller, jointly and severally, hereby represents and warrants to the Buyers, as of the date hereof and as of each Closing, as follows:
Section 3.1    Organization and Qualification. Each Seller is:  (a) duly formed, validly existing and in good standing under the laws of the jurisdiction of its organization and has all necessary organizational power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and (b) duly qualified as a foreign organization to do business and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its business makes such qualification necessary.
Section 3.2    Authority. Each Seller has all requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by each Seller of this Agreement and the consummation by such Seller of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of such Seller. This Agreement has been duly executed and delivered by each Seller and, assuming that this Agreement constitutes the legal, valid and binding obligation of each of the other parties hereto, constitutes the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, except as enforcement may be limited by:  (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law).
Section 3.3    No Conflict; Required Consents. The execution, delivery and performance by each Seller of this Agreement, the performance by such Seller of its obligations hereunder and the consummation by such Seller of the transactions contemplated hereby do not:
(a)    conflict with or violate such Seller’s governing documents;
(b)    violate any Law applicable to such Seller or by which such Seller’s Real Property is bound;
(c)    require any consent, license, approval, order, permit or authorization of, or registration, filing, disclosure or declaration with or to, any court, administrative agency or commission or other Governmental Authority or other Person (“Consent”); or

(d)    result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in a breach of or result in the creation or acceleration of any obligations under any agreement or instrument to which such Seller is a party, or by which it is bound, or to which its properties are subject.
Section 3.4    Taxes.
(a)    No Seller is a “foreign person” as defined in Code Section 1445 and the regulations issued thereunder.
(b)    Each Seller is treated as an entity disregarded as separate from Sila Realty Operating Partnership, LP, pursuant to the provisions of Treasury Regulation section 301.7701-3.
(c)    All material Tax Returns required to be filed by or on behalf of such Seller have been duly filed (except Tax Returns which are not yet due) on a timely basis (taking into account any valid extensions of time to file) and such Tax Returns are true, complete and correct in all material respects. All Taxes shown to be payable on the Tax Returns have been paid in full on a timely basis (taking into account any valid extensions of time to file). Each Seller has withheld and paid over all Taxes required to have been withheld and paid over, and complied with all information reporting and backup withholding requirements, including maintenance of required records with respect thereto, in connection with amounts paid or owing to any employee, creditor, independent contractor, or other third party. To each Seller’s Knowledge, there are no liens on or against the Property with respect to Taxes, other than liens for Taxes which are not delinquent.
(d)    No Seller is a party to any unexpired Tax sharing or similar agreement or arrangement pursuant to which any Buyer will have an obligation to make any payments after the Closing.
(e)    No Seller has any liability for the Taxes of another person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), or as a transferee or successor or by contract.
(f)    No Tax Returns of any Seller are under any audit or examination by any taxing authority. No Seller has received written notice of any claims or deficiencies for Taxes that may have been asserted or assessed against such Seller. No Seller has received any written notice of a proposed or threatened Tax claim, audit or assessment against such Seller. No Seller has agreed to a waiver or extension of any statute of limitations is in effect with respect to Taxes or Tax Returns of such Seller, which waiver or extension would be in effect after the Closing.
Section 3.5    Notice of Violations. To each Seller’s Knowledge, such Seller has not received any written notice that a Real Property or other Property or the use thereof materially violates or is not in material compliance with any Law (including, without limitation, any Environmental Law) of any Governmental Authority having actual authority over a Seller or Property that have not been resolved to the satisfaction of the issuer of the notice, nor to each Seller’s Knowledge does any such material violation exist.

Section 3.6    Litigation. To each Seller’s Knowledge, except as disclosed on Schedule 3.6, such Seller has not received written notice of any currently existing litigation or other claims that have been filed against such Seller or which in any way relates to the Property (including, without limitation, the past or current use or operation of the Property), nor to each Seller’s Knowledge have any such claims or litigation been threatened.
Section 3.7    Bankruptcy. No Seller has (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Sellers’ creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Sellers’ assets, which remains pending, or (iv) suffered the attachment or other judicial seizure of all, or substantially all of any Seller’s assets, which remains pending.
Section 3.8    OFAC. Neither the Sellers nor any of their Affiliates, nor, to Sellers’ Knowledge, any of their respective partners, members, shareholders or other equity owners, or their respective employees, officers, directors, representatives or agents acting in connection with this Agreement is, a person or entity with whom U.S. persons or entities are restricted from doing business under any Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury regulations (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action related to economic sanctions and the Sellers shall not use any of the proceeds from the transactions contemplated herein to finance activities with a sanctioned country or sanctioned party.
Section 3.9    Leases. Schedule 3.9 sets forth a copy of the most recent rent roll for each Real Property (each, a “Rent Roll”), which Rent Roll, to such Seller’s Knowledge, is true and correct in all material respects as of the date of such Rent Roll. Except as noted in the Rent Roll, (i) all rent and other charges due under the Leases have been paid and there are no arrears or past due amounts due under the Leases, (ii) no rent or other charge under any Lease has been paid for more than thirty (30) days in advance of its due date, and (iii) except as may be noted on Schedule 3.9.1, no tenant under any Lease has been given any concession, rebate, allowance or free rent for any period after the date of Closing, and (iv) except as may be noted on Schedule 3.9.1, all construction obligations of Sellers have been fully satisfied. The Leases are in full force and effect and constitute the valid and binding legal obligations of the respective tenants thereunder (the “Tenants”). No Seller has received any written notice of any dispute, termination or default from any Tenant under any of the Leases, and, except as may be noted on the Rent Roll or in the lease files delivered or made available by Sellers to Buyers, no Seller has any Knowledge of (1) any dispute or any existing and uncured material default, or any claim of default (or any right to set-offs, offsets or abatements of or against rent or any other charges currently payable under its Lease), by such Seller or by any Tenant under any of the Leases, or (2) any event that has occurred and is continuing which, with the giving of notice or passage of time, or both, would constitute or would reasonably be expected to constitute a material default under any Lease. True, correct and complete copies of the Leases (including, without limitation, all amendments, modifications, supplements, restatements and guarantees thereof) have been made available by Sellers to Buyers.
(a)    Schedule 3.9 sets forth a true, correct and complete list of all Leases. Other than the Leases on Schedule 3.9, the ACS Lease (which shall be terminated prior to Closing) and the License Agreements (including those on Schedule 3.10), there are no leases, rental agreements, licenses or other occupancy agreements (or other agreements modifying or supplementing the foregoing) granted by Sellers with respect to any Real Property.
(b)    Schedule 3.9 sets forth a true, correct and complete list of all security deposits (and indicates whether cash or non-cash (i.e. letters of credit)) paid or deposited by a Tenant pursuant to its Lease. All Tenant security deposits that are required to be deposited in escrow pursuant to any Lease have been so deposited and are being held by the applicable Seller or have been applied by such Seller in accordance with each Lease and all applicable Laws.
(c)    Schedule 3.9 sets forth a true, correct and complete list of all unpaid tenant allowances, other tenant incentives, brokerage commissions, and/or leasing fees owed or that could come due under any of the Leases.
(d)    Ground Lease. Schedule 3.9 sets forth a true, correct and complete description of each ground lease or sub-ground lease (together with all amendments, modifications, supplements, restatements and guarantees thereof, each a “Ground Lease”) under which the applicable Seller leases certain real property and improvements thereon as a tenant or subtenant, entitling such Seller to certain possessory rights. To Sellers’ Knowledge, (i) no material default on the part of any other party to any Ground Lease has occurred and is continuing, and no default on the part of the applicable Seller under any Ground Lease has occurred and is continuing, and (ii) no event has occurred and is continuing which, with the giving of notice or passage of time, or both, would constitute or would reasonably be expected to constitute a material default under any Ground Lease. Sellers have delivered to Buyers, or made available to Buyers for review a true, correct and complete copy of each Ground Lease (including, without limitation, all amendments, modifications, supplements, restatements and guarantees thereof). Each Ground Lease is in full force and effect and constitutes the valid and binding legal obligations of the respective parties thereunder. All rental and other payments that have accrued and are due and payable under each Ground Lease have been paid in full. No Seller has assigned any interest in any Ground Lease. No leasing or other fees or commissions are due or will become due in connection with any Ground Lease. There are no agreements other than the applicable Ground Lease between a Seller and the other party(ies) to any Ground Lease concerning the real property subject thereto that are or will be binding on either the real property subject thereto or the applicable Buyer after the Closing.
Section 3.10    License Agreements. Schedule 3.10 sets forth a true, correct and complete list of all License Agreements. No Seller has received any written notice of any dispute, termination or default from any counterparty under any of the License Agreements, and no Seller has any Knowledge of (1) any dispute or any existing and uncured material default, or any claim of default (or any right to set-offs, offsets or abatements of or against rent or any other charges currently payable under its License Agreements), by such Seller or by any counterparty under any of the License Agreements, or (2) any event that has occurred and is continuing which, with the giving of notice or passage of time, or both, would constitute or would reasonably be expected to constitute a material default under any License Agreement, in each case except as may be noted on Schedule 3.10 or in the license agreement files delivered or made available by Sellers to Buyers. True, correct and complete copies of the License Agreements (together with all amendments, modifications, supplements, restatements and guarantees thereof) have been made available by Sellers to Buyers.
Section 3.11    Construction Projects. Schedule 3.11 sets forth a list of all capital improvement or construction projects (not including any tenant improvement work) currently being performed at any Property (the “Construction Projects”). No Seller has received written notice from the general contractor obligated to complete any of the Construction Projects of material default of any obligation with respect to the Construction Projects and, to the Seller’s Knowledge, such general contractors are not in material default with respect to such obligations. In the event any Construction Project is not completed prior to Closing, Sellers (or their Affiliates) shall complete the applicable Construction Project(s) at Sellers’ (or their Affiliates’) expense following Closing in accordance with the Transition Services Agreement (such obligation to survive the Closing).
Section 3.12    CC&RS. No Seller has sent or, to each Seller’s Knowledge, received any written notice of default under any of the covenants, conditions, restrictions, rights-of-way, easements or institutional controls affecting any Property (“CC&Rs”), and, to the applicable Seller’s Knowledge, the use and operations of each Property is in compliance with all applicable CC&Rs. Other than as indicated on the Proforma Title Policies, to the Sellers’ Knowledge, there are no CC&Rs affecting any Property.
Section 3.13    Proffers. Except for any agreements or arrangements referenced in the Proforma Title Policies, (i) Seller has not made and has no Knowledge of any commitments to any governmental or quasi-governmental authority, school board, church or other religious body, or to any other organization, group or individual relating to the Property that would impose any obligations upon Buyers to make any contributions of money or land or to install or maintain any improvements (whether on site or off site), and (ii) Seller has not made and has no Knowledge of any special understandings or agreements, whether oral or written, between Seller and any governmental or quasi-governmental authority whether contained in ordinances, agreements or otherwise, limiting or defining the use and development of the Property, the construction of improvements thereon, the availability to the Property of public improvements and municipal services, any requirement to share in the cost thereof by recapture, contribution, special assessment or otherwise, or any requirement to contribute in land or cash to any school, library, park or other sort of county municipal or governmental district or body in connection with the development of the Property.  Seller has not delivered any security to any governmental or quasi-governmental authority, including but not limited to any bonds, for public improvements of any kind, whether or not benefitting the Property or any portion thereof.
Section 3.14    Governmental Authority Notice. To each Seller’s Knowledge, no written notice or order by any Governmental Authority has been served upon such Seller or any

Tenant that (i) requires the performance of any work or the making of any repairs or alterations to any Property, or (ii) orders the construction, repair or alteration of any public improvements on or about any Property.
Section 3.15    Reciprocal Easement Agreements. Other than as indicated on the Proforma Title Policies, there are no reciprocal easement and operating agreements affecting any Property, including any supplement or other ancillary agreements relating thereto, including all amendments and modifications thereto (collectively, the “REAs”). No Seller has given or received a written notice of default alleging a material default that remains uncured under any of the REAs.
Section 3.16    Permits. Each Seller has all Material Permits necessary for such Seller to own, lease and operate its Property, which Material Permits are listed on Schedule 3.16. To Seller’s Knowledge, each such Material Permit is valid, subsisting and in full force and effect. No written notice of cancellation of, revocation of, suspension of or default under any Material Permit has been received by any Seller. To each Seller’s Knowledge, no violations exist with respect to any Material Permit.
Section 3.17    Condemnation; Land Use. Except as set forth on Schedule 3.17, there are no pending or, to Sellers’ Knowledge, threatened, condemnation, expropriation, requisition or similar proceedings against any Property or any portion thereof. There are no pending proceedings initiated by or on behalf of any Seller to change or redefine the zoning or land use classification of all or any portion of any Property and no Seller has received written notice of, and, to the Sellers’ Knowledge, there is no proposed proceeding of such kind.
Section 3.18    Casualties. During the five (5) year period preceding the Closing Date, (a) there has not been, nor is there now, any material casualties affecting any Property except as set forth on Schedule 3.18 attached hereto, (b) there have been no insurance claims except as set forth on Schedule 3.18 attached hereto, and (c) Sellers have not received any written notice or letter from any insurance companies regarding any material defects at any Property which would affect such Property’s insurability.
Section 3.19    Management Agreements. Sellers are not party to any management agreements with respect to any of the Properties, other than as set forth on Schedule 3.19 attached hereto (collectively, the “Management Agreements”), which Management Agreements shall be continued by Sellers (or their Affiliates) following Closing as set forth in the Transition Services Agreement (such obligation to survive the Closing).
Section 3.20    Brokerage Agreements. Sellers are not party to any brokerage agreements with respect to any of the Properties, other than as set forth on Schedule 3.20 attached hereto (collectively, the “Brokerage Agreements”), which Brokerage Agreements shall be terminated as of the Closing Date. No Seller has received any written notice of any dispute, termination or default from any counterparty under any of the Brokerage Agreements, and no Seller has any Knowledge of any dispute or any existing and uncured default, or any claim of default, by such Seller or by any counterparty under any of the Brokerage Agreements. Except as referenced in Section 2.5(a), there are no outstanding financial obligations under the

Brokerage Agreements with respect to Sellers that is owed or will be owed under or in connection with any Lease renewals, expansions or other matters.
Section 3.21    Warranties. Schedule 3.21 sets forth a list of all Warranties in effect with respect to the Property. True, correct and complete copies of the Warranties (together with all amendments, modifications, supplements, restatements and guarantees thereof) have been made available by Sellers to Buyers. The Warranties are in full force and effect. Except as set forth on Schedule 3.21, Sellers have neither received nor given any notice of default under any Warranty nor has any Seller made any prior claim under any Warranty.
Section 3.22    Personal Property. Schedule 3.22 sets forth a list of certain Personal Property with respect to certain Properties. Sellers own all of the Personal Property and shall transfer the same to Buyers free and clear of all liens, except for Permitted Exceptions.
Section 3.23    Intellectual Property. Sellers have no Intellectual Property as of the date of this Agreement other than as listed on Schedule 3.23. Except as set forth on Schedule 3.23, there is no written claim pending in court or to the Knowledge of Sellers, threatened in writing against Sellers with respect to any Intellectual Property or any alleged infringement of any patent, trademark or trade name owned by another.
Section 3.24    Sellers’ Broker. Except for the Sellers’ Broker, no broker, finder, financial advisor or investment banker has been engaged by, or acted for or on behalf of, the Sellers in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, and no such Person is or will be entitled to any broker’s, finder’s or similar fee or other commission in connection with this Agreement or the transactions contemplated hereby. The fees and expenses of the Sellers’ Broker pursuant to separate written agreements between the Sellers’ Broker and the Sellers (but not pursuant to any agreement between the Buyer and the Sellers’ Broker) will be borne solely by the Sellers and shall be paid by the Sellers at or prior to Closing. The Sellers will indemnify the Buyer and hold the Buyer harmless from and against any Losses that are incurred as a result of any breach of the representations set forth in this Section 3.24 and such indemnification shall not be subject to any survival or other liability limitations set forth herein.
Section 3.25    No Employees; ERISA. No Seller has any employees to whom any Buyer would have any obligations from and after Closing. No union labor is employed by any Seller at any Property and, to the Sellers’ Knowledge, there is no anticipated employment of any union labor by a Seller at, or with respect to, any Property. No collective bargaining agreement or similar labor agreement exists concerning or relating to any Seller or any Property, and no petition has been filed or proceedings instituted seeking recognition of a bargaining representative concerning or relating to employees by any Seller or with respect to any Property. No Seller is, and no portion of the assets of the Property constitutes the assets of, a “benefit plan investor” within the meaning of Section 3(42) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the regulations thereunder. No Seller contributes to a “multiemployer plan” within the meaning of Section 3(37) or 4001(a)(3) of ERISA on behalf of any employees of any Seller. No Seller has made, directly or indirectly, any written or oral representation to any individual promising or guaranteeing or otherwise concerning any employment, offer of employment, terms of employment (including salary, wages and employee benefits) or contract for services concerning any time period after the Closing Date.

Section 3.26    Service Contracts. The only Service Contracts in effect are the Assumed Service Contracts and such other Service Contracts as will be terminated by Sellers in connection with Closing in accordance with Section 2.7. To Sellers’ Knowledge, no material default on the part of the other party to any of the Assumed Service Contracts has occurred and is continuing, no material default on the part of Sellers under any of the Assumed Service Contracts has occurred and is continuing, and no event has occurred and is continuing which, with the giving of notice or passage of time, or both, would constitute or would reasonably be expected to constitute a material default under any Assumed Service Contract. Sellers have delivered to Buyers, or made available to Buyers for review, true, correct and complete copies of all Assumed Service Contracts (together with all amendments, modifications, supplements, restatements and guarantees thereof).
Section 3.27    Purchase Rights. Except as identified on Schedule 3.27: (i) no Person has any Purchase Right and (ii) no Person, other than Buyers, has any option or other right to purchase any of the Property.
Section 3.28    Environmental Matters. There are no pending, and neither Sellers nor their Affiliates have received written notice of any, claims, demands, actions or causes of action, complaints, directives, citations, investigations, information requests issued by any Government Authority, legal proceedings, orders, or notices of potential responsibility with respect to the Real Property or the current or former operations thereon arising under or related to Hazardous Materials or Laws relating to the regulation, pollution or protection of or liability with respect to the environment, human health or safety, Hazardous Materials or natural resources, including CERCLA and any amendments thereof (“Environmental Laws”). No authorization, notification, disclosure, recording, filing, consent, waiting period, remediation, investigation, or approval is required under any Environmental Law, including but not limited to the Industrial Site Recovery Act, N.J.S.A. 13:1K-6 et seq., the Connecticut Property Transfer Act, Conn. Gen. Stat. §§ 22a-134 et seq., or the Natural Resources and Environmental Protection Act, MCL §§ 324.101 et. seq., in connection with the transaction contemplated hereunder. Sellers have made available to Buyers and provided in the Data Room accurate and complete copies of all material environmental assessments, reports, audits and other material documents in its possession or under its control that relate to the environmental condition of the Real Property and Sellers’ or their Affiliates’ compliance with or liability under Environmental Laws with respect to the Real Property and the current or former operations thereon (including Permits required under Environmental Laws).
Section 3.29    Insurance. Schedule 3.29 contains a complete list of the property, casualty and liability insurance policies owned by or on behalf of or for the benefit of each Seller with respect to each Property currently in effect (collectively, the “Insurance Policies”). True, correct and complete copies of all such Insurance Policies, together with all applicable endorsements, amendments, declarations and certifications thereto have been provided or made available to Buyers. The Insurance Policies are in full force and effect according to their terms and no Seller is in material default of any provision of any such Insurance Policy. All premiums due and payable for any Insurance Policy have been paid in full. No Seller has received written notice cancelling or non-renewing or threatening to cancel or non-renew any Insurance Policy. To Sellers’ Knowledge, no Seller has failed to give any notice or present any claim under any Insurance Policy in due and timely fashion. Each Seller has made available to Buyer true, accurate and complete loss runs for all Insurance Policies (and such other property, casualty and liability insurance policies owned by or on behalf of or for the benefit of a Seller with respect to any Property at any time in the last three (3) years but which are no longer in effect (the “Prior Insurance Policies”)), and any claims or circumstances with respect to which notice has been provided to the insurer, managing general agent thereof or other applicable representative and which remain open or unresolved are identified on Schedule 3.29. With respect to the Insurance Policies and the Prior Insurance Policies, no Seller has (i) had an insurance claim rejected or payment with respect thereto denied by the insurance provider for such claim, (ii) had an insurance claim in which there is an outstanding reservation of rights or (iii) had the policy limit under any Insurance Policy or Prior Insurance Policy exhausted or materially reduced.
Section 3.30    AS-IS Sale; Release.
(a)    AS-IS Sale. EXCEPT AS EXPRESSLY SET FORTH IN THE REPRESENTATIONS AND WARRANTIES, COVENANTS AND INDEMNITIES OF THE SELLERS SET FORTH IN THIS AGREEMENT AND THE CLOSING DOCUMENTS (COLLECTIVELY, THE “EXPRESS SELLER OBLIGATIONS”). THE BUYERS ACKNOWLEDGE AND AGREE THAT THEY ARE PURCHASING THE PROPERTIES BASED SOLELY UPON THE EXPRESS SELLER OBLIGATIONS AND BUYERS’ INSPECTION AND INVESTIGATION OF THE PROPERTIES AND ALL DOCUMENTS RELATED THERETO, OR ITS OPPORTUNITY TO DO SO, AND THAT, EXCEPT FOR THE EXPRESS SELLER OBLIGATIONS, THE BUYERS ARE ACCEPTING THE PROPERTIES AT CLOSING IN THEIR “AS IS,” “WHERE IS” AND “WITH ALL FAULTS” CONDITION, WITHOUT ANY RIGHT OF SET-OFF OR REDUCTION IN THE PURCHASE PRICE EXCEPT AS SET FORTH IN THIS AGREEMENT. THE BUYERS ACKNOWLEDGE THAT THEY HAVE HAD ADEQUATE OPPORTUNITY TO INSPECT THE PROPERTIES, AND THAT THE BUYERS WILL RELY EXCLUSIVELY ON THE EXPRESS SELLER OBLIGATIONS AND THEIR OWN INVESTIGATION OF THE PROPERTIES, AND UPON CLOSING SHALL (SUBJECT TO THE EXPRESS SELLER OBLIGATIONS) ACCEPT THE RISK THAT ANY INSPECTION MAY NOT DISCLOSE ALL MATERIAL MATTERS AFFECTING THE PROPERTIES. THE BUYERS FURTHER AGREE THAT THEY ARE PURCHASING THE PROPERTIES, AND WILL ACCEPT THE PROPERTIES, WITHOUT ANY REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS, IMPLIED OR OTHERWISE (OTHER THAN THE EXPRESS SELLER OBLIGATIONS), INCLUDING AS TO THE: (A) VALUE, NATURE, QUALITY, ADEQUACY OR PHYSICAL CONDITION OF THE PROPERTIES, INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL ELEMENTS, FOUNDATION, ROOF, APPURTENANCES, ACCESS, LANDSCAPING, PARKING FACILITIES AND THE ELECTRICAL, MECHANICAL, HVAC, PLUMBING, SEWAGE, FACILITIES AND APPLIANCES, (B) INCOME DERIVED FROM THE PROPERTIES, (C) HABITABILITY, SUITABILITY, MERCHANTABILITY,

MARKETABILITY, PROFITABILITY OR FITNESS OF ANY OF THE PROPERTIES FOR A PARTICULAR PURPOSE, (D) COMPLIANCE OF OR BY THE PROPERTIES OR THEIR OPERATIONS WITH ANY LAWS, CODES, REGULATIONS, STATUTES, ORDINANCES, COVENANTS, CONDITIONS, RESTRICTIONS, INCLUDING ANY OF THE FOREGOING RELATING TO ZONING, LAND USE OR ENVIRONMENTAL REQUIREMENTS, (E) MANNER OR QUALITY OF LABOR, CONSTRUCTION OR MATERIALS INCORPORATED INTO THE PROPERTIES, (F) MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTIES, (G) ENVIRONMENTAL CONDITION OF THE PROPERTIES, (H) ABILITY TO DEVELOP THE PROPERTIES OR ANY RESTRICTIONS ON DEVELOPMENT, (I) THE SQUARE FOOTAGE OF THE PROPERTIES, (J) IMPROVEMENTS AND INFRASTRUCTURE, DEVELOPMENT RIGHTS, EXACTIONS AND EXPENSES ASSOCIATED WITH THE PROPERTIES, (K) TAXES INCLUDING THE TERMS OF ANY TAX ABATEMENT OR PILOT AGREEMENT, ASSESSMENTS, OR BONDS RELATING TO THE PROPERTIES, (L) PERMISSIBLE USES, TITLE EXCEPTIONS, WATER OR WATER RIGHTS, TOPOGRAPHY, UTILITIES, OR ZONING MATTERS RELATING TO THE PROPERTIES (M) SOIL, SUBSOIL, DRAINAGE, ENVIRONMENTAL OR BUILDING LAWS, RULES OR REGULATIONS, (N) THE PRESENCE OR ABSENCE OF HAZARDOUS MATERIALS ON, UNDER OR ABOUT THE PROPERTIES OR THE ADJOINING OR NEIGHBORING PROPERTIES, (O) THE CONDITION OF TITLE TO EACH OF THE PROPERTIES, (P) THE LEASES, CONTRACTS AND ANY OTHER AGREEMENTS AFFECTING THE PROPERTIES AND (Q) THE ECONOMICS OF ANY PAST OR FUTURE OPERATIONS OF THE PROPERTIES. EXCEPT FOR THE EXPRESS SELLER OBLIGATIONS, THE BUYERS HEREBY EXPRESSLY ACKNOWLEDGE THAT NO OTHER REPRESENTATIONS AND WARRANTIES HAVE BEEN MADE, EXPRESSED OR IMPLIED, AND THAT BUYERS ARE NOT RELYING ON AND HAVE NOT RELIED ON ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, OTHER THAN THE EXPRESS SELLER OBLIGATIONS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED. THE BUYERS FURTHER ACKNOWLEDGE AND AGREE THAT, EXCEPT FOR THE EXPRESS SELLER OBLIGATIONS, EXCEPT AS MAY BE REQUIRED BY LAW, THE SELLERS WILL BE UNDER NO DUTY TO MAKE ANY AFFIRMATIVE DISCLOSURE REGARDING ANY MATTER AND THE SELLERS WILL HAVE NO OBLIGATION TO MAKE ANY REPAIRS, REPLACEMENTS OR IMPROVEMENTS TO ANY REAL PROPERTY). THIS SECTION 3.30 (AS-IS; RELEASE) WILL SURVIVE THE CLOSING. EXCEPT WITH RESPECT TO THE EXPRESS SELLER OBLIGATIONS, THE BUYERS FURTHER AGREE THAT THE SELLERS SHALL NOT HAVE OR BE SUBJECT TO ANY LIABILITY TO THE BUYERS OR ANY OTHER PERSON RESULTING FROM THE DISTRIBUTION TO THE BUYERS, OR THE BUYERS’ USE OF, ANY INFORMATION, INCLUDING ANY INFORMATION, DOCUMENT OR MATERIAL MADE AVAILABLE TO THE BUYERS OR THEIR REPRESENTATIVES IN THE DATA ROOM, MANAGEMENT PRESENTATIONS OR ANY OTHER FORM IN EXPECTATION OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(b)    Release. Without limiting the above, except for the Express Seller Obligations, to the extent permitted by applicable Law, the Buyers on behalf of themselves and their successors, assigns, Representatives and Affiliates (collectively, the “Releasors”) hereby expressly waive and relinquish from and after Closing any and all rights and remedies Releasors may now or hereafter have against the Sellers, their direct or indirect Affiliates, and Sellers’ and their Affiliates’ respective direct or indirect shareholders, members, partners, trustees, directors, principals, officers, employees, agents or contractors or any successors or assigns of any of the foregoing Persons (collectively, the “Seller Parties”),whether known or unknown, including, but not limited to, those that arise from and after Closing and that may arise from or are related to (a) the physical condition, quality, quantity and state of repair of the Properties and the prior management and operation of the Properties, (b) any information relating to the Properties provided to the Buyers by the Sellers or the Sellers’ agents, (c) each of the Real Property’s compliance or lack of compliance with any federal, state or local laws or regulations, and (d) any past, present or future presence or existence of Hazardous Materials on, under or about the Properties or with respect to any past, present or future violation of any rules, regulations or laws, now or hereafter enacted, regulating or governing the use, handling, storage or disposal of Hazardous Materials, including, without limitation, (i) any and all rights and remedies Releasors may now or hereafter have under the Comprehensive Environmental Response Compensation and Liability Act of 1980 (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, and the Toxic Substance Control Act, all as amended, and any similar state, local or federal environmental law, rule or regulation, and (ii) any and all claims, whether known or unknown, now or hereafter existing, with respect to the Properties under Section 107 of CERCLA (42 U.S.C.A. §9607). As used herein, the term “Hazardous Material(s)” means any hazardous or toxic materials, substances or wastes, including (1) any materials, substances or wastes which are toxic, ignitable, corrosive or reactive and which are regulated by any Governmental Authority, (2) any other material, substance, or waste which is defined or regulated as a hazardous material, extremely hazardous material, hazardous waste or toxic substance pursuant to any laws, rules, regulations or orders of the United States government, or any local governmental body, (3) asbestos, (4) petroleum and petroleum based products, (5) formaldehyde, (6) polychlorinated biphenyls (PCBs), and (7) freon and other chlorofluorocarbons.
WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EXCEPT WITH RESPECT TO THE EXPRESS SELLER OBLIGATIONS, EFFECTIVE UPON CLOSING AND TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE BUYERS, ON BEHALF OF THEMSELVES AND THE OTHER RELEASORS, HEREBY ASSUME ALL RISK AND LIABILITY RESULTING OR ARISING FROM, OR RELATING TO THE OWNERSHIP, USE, CONDITION, LOCATION, MAINTENANCE, REPAIR, OR OPERATION OF, THE PROPERTIES FROM AND AFTER CLOSING.
THE FOREGOING WAIVERS, RELEASES AND AGREEMENTS BY THE BUYERS, ON BEHALF OF THEMSELVES AND THE RELEASORS, SHALL SURVIVE THE CLOSING AND THE RECORDATION OF THE DEEDS AND SHALL NOT BE DEEMED MERGED INTO THE DEEDS UPON ITS RECORDATION.

NOTWITHSTANDING THE FOREGOING OR ANYTHING TO THE CONTRARY IN THIS AGREEMENT, (A) NOTHING IN THIS SECTION 3.30 (AS-IS; RELEASE) SHALL BE INTERPRETED OR APPLIED TO CREATE ANY INDEMNITY OBLIGATION OF BUYERS WITH RESPECT TO ANY CLAIM BROUGHT BY ANY THIRD PARTY OR GOVERNMENTAL AUTHORITY AGAINST ANY SELLER OR SELLER PARTY, (B) THE WAIVERS, RELEASES, ACKNOWLEDGMENTS, DISCLAIMERS AND OTHER AGREEMENTS SET FORTH IN THIS SECTION 3.30 (AS-IS; RELEASE) FOR THE BENEFIT OF SELLERS AND THE SELLER PARTIES SHALL NOT APPLY WITH RESPECT TO ANY INTENTIONAL MISREPRESENTATIONS, FRAUD OR WILLFUL MISCONDUCT ON THE PART OF ANY SELLER OR ANY SELLER PARTY, AND (C) NOTHING IN THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THIS SECTION 3.30 (AS-IS; RELEASE)) SHALL BE INTERPRETED OR APPLIED TO RELEASE SELLERS FROM LIABILITY FOR OR SHALL MODIFY THE EXPRESS SELLER OBLIGATIONS, SUBJECT, HOWEVER, TO THE TERMS OF SECTION 10.21, SECTION 10.22, AND SECTION 10.23, AS AND TO THE EXTENT APPLICABLE.
Section 3.31    TID US Business. The transaction will not include the sale of any business that (a) produces, designs, tests, manufactures, fabricates, or develops any critical technology, as defined in the Defense Production Act of 1950, as amended, including all implementing regulations (“CFIUS Regulations”); (b) performs any of the enumerated functions related to covered investment critical infrastructure as set forth in Column 2 of Appendix A to Part 800 of the CFIUS Regulations; or (c) maintains or collects, or has the need to maintain or collect, directly or indirectly, sensitive personal data of U.S. citizens as that term is defined in CFIUS Regulations.
Section 3.32    Diligence Disclosure. Except for materials (or portions thereof) which are protected by attorney-client privilege, the Sellers have provided to the Buyers in the Data Room copies of all of material documents requested by Buyers prior to the Effective Date relating to the Properties and/or the transactions contemplated by this Agreement, and such copies provided to Buyer are complete copies of such documents as they exist in in the possession or control of any Seller or any property manager of any Seller and are the copies on which Sellers and such property managers rely in the ordinary course of their business.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE BUYERS
The Buyers hereby represent and warrant to the Sellers, as of the date hereof and as of each Closing (unless otherwise expressly specified), as follows:
Section 4.1    Organization. The Buyers are duly organized, validly existing and in good standing under the laws of their jurisdiction of formation.
Section 4.2    Authority. The Buyers have all requisite power and authority to execute and deliver this Agreement, to perform their obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Buyers of this Agreement, and the consummation by the Buyers of the transactions contemplated hereby, have been duly and validly authorized by all necessary action on the part of the Buyers. This Agreement has been duly executed and delivered by the Buyers and, assuming that this Agreement constitutes the legal, valid and binding obligation of each of the other parties hereto, constitutes the legal, valid and binding obligation of the Buyers, enforceable against the Buyers in accordance with its terms, except as enforcement may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally and (b) general principles of equity (regardless of whether considered in a proceeding in equity or at law).
Section 4.3    No Conflict; Required Consents. The execution, delivery and performance by the Buyers of this Agreement, the performance by the Buyers of their obligations hereunder and the consummation by the Buyers of the transactions contemplated hereby, do not:
(a)    conflict with or violate the Buyers’ governing documents;
(b)    violate any Law applicable to the Buyers; or
(c)    result in any breach of, constitute a default (or an event that, with notice or lapse of time or both, would become a default) under, result in a breach of or result in the creation or acceleration of any obligations under any agreement or instrument to which the Buyers are party, or by which it is bound, or to which its properties are subject.
Section 4.4    OFAC. Neither the Buyers nor any owner of a direct interest in any Buyer nor, to Buyers’ Knowledge, any Person owning a 10% or greater direct or indirect interest in any Buyer is, a person or entity with whom U.S. persons or entities are restricted from doing business under any OFAC regulations (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action related to economic sanctions and is not and will not assign or otherwise transfer this Agreement to, contract with or otherwise engage in any dealings or transactions or be otherwise associated with such persons or entities to the extent such dealings, transactions or association would create exposure for the Buyers under the applicable OFAC regulations. Notwithstanding the foregoing, Buyers hereby disclaim and do not make any representations under this Section 4.4 with respect to Persons who own an indirect interest in any Buyer by reason of such Person’s ownership of publicly traded securities.
Section 4.5    Sufficient Funds. The Buyers will have on the Closing Date sufficient funds immediately available to pay the Purchase Price (as adjusted hereunder) and to consummate the other transactions contemplated by this Agreement, and perform the Buyers’ other obligations under this Agreement.
Section 4.6    Buyer Investigation and Reliance. The Buyers are sophisticated purchasers and, subject to the Express Seller Obligations, have made their own independent investigation, review and analysis regarding the Properties and the transactions contemplated by this Agreement, which investigation, review and analysis were conducted by the Buyers with expert advisors, including legal counsel, that they have engaged for such purpose.
Section 4.7    Buyers’ Brokers. No broker, finder, financial advisor or investment banker has been engaged by, or acted for or on behalf of, the Buyers in connection with the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, and except for Sellers’ Broker, no such Person is or will be entitled to any broker’s, finder’s or similar fee or other commission in connection with this Agreement or the transactions contemplated hereby as a result of Buyers’ actions. The Buyers will indemnify the Seller Parties and hold the Seller Parties harmless from and against any Losses that are incurred or suffered arising out of or in connection with any claim that the Buyers or any of their Affiliates have consulted, dealt or negotiated with any real estate broker, salesperson or agent in connection with this Agreement or the transactions contemplated hereby, except for claims by Sellers’ Broker.
ARTICLE V
TITLE
Section 5.1    Title. Buyers have received the Proforma Title Policies and the Existing Surveys.
(a)    Amendments to Proforma Title Policies. All exceptions to title first raised by the Title Company in any amendments to the Proforma Title Policies that are approved or deemed approved by Buyers pursuant to this Section shall be Permitted Exceptions. Buyers shall have the right to object to any matters shown as exceptions to title that are first raised by the Title Company in any amendments to a Proforma Title Policy received following the date hereof, other than Permitted Exceptions (each, a “New Exception”), by giving written notice to the applicable Seller of the New Exceptions to which Buyers are objecting not later than five (5) Business Days after the issuance and delivery to Buyers of any such amendment (or the Closing Date, whichever is earlier, provided, however, if the Buyers receive any such amendment within three (3) Business Days or less of the Closing Date then Buyers shall have the right to extend the Closing Date by up to three (3) Business Days (but no later than the Outside Closing Date) in order to provide any such written notice to the applicable Seller). If Buyers do not object to any New Exception raised in an amendment to a Proforma Title Policy by giving timely written notice as herein provided, then such New Exception shall be a Permitted Exception. In the event Buyers give timely written notice of objection to any New Exception provided herein, the applicable Seller shall have five (5) Business Days to respond to such by written notice (a “New Exception Response”) to Buyers informing Buyers of such Seller’s election with respect to the New Exceptions objected to by Buyers (and the Closing Date for all of the Properties shall be extended for a period not to exceed ten (10) Business Days (but in no event later than the Outside Closing Date) as necessary to allow for the objection and response period described in this Section 5.1(a)). If such Seller fails to give a New Exception Response on or before such date, such Seller shall be deemed to have elected not to attempt to cure any such New Exceptions. If such Seller elects to attempt to cure any New Exceptions, Sellers shall be entitled to one or more reasonable adjournments of the Closing to allow such Seller to attempt such cure (by either causing the title exception to be released from the applicable Real Property, by having it removed from the Proforma Title Policy or by having the Title Company agree to insure over such New Exception in a manner reasonably acceptable to Buyers (“Cure”)), but in no event shall such adjournments cause the Closing Date to extend beyond the Outside Closing Date, but (subject to the Required Removals Items) Sellers shall not be obligated to expend any sums, commence any suits or take any other action in order to effect the same. If such Seller elects not to Cure (or is deemed to have elected not to Cure) any exceptions objected to in a New Exception Response or if, after electing to attempt to Cure, such Seller determines that it is unwilling or unable to Cure any such exceptions and such Seller notifies Buyers of the same, Buyers’ sole remedy hereunder in such event shall be either: (i) to accept title to the Real Property subject to such New Exceptions which have not been Cured as if Buyers had not objected thereto and without reduction of the Purchase Price; or (ii) to terminate this Agreement with respect to any Real Property for which a New Exception remains un-Cured (each such Real Property, a “Title Excluded Property”) and accept title to the balance of the Real Property subject to any remaining un-Cured New Exceptions, whereupon (A) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for each such Title Excluded Property, (B) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Title Excluded Property divided by $1,320,000,000) shall be returned to Buyers and (C) Buyers and the applicable Seller shall have no further rights, obligations, or remedies under this Agreement with respect to each such Title Excluded Property; provided, however, if all such New Exceptions which have not been Cured would have a Portfolio MAE, then Buyers may elect to terminate this Agreement with respect to all remaining Properties, whereupon the remaining Deposit shall be promptly returned to Buyer and neither party hereto shall have any further rights, obligations or liabilities hereunder with respect to such terminated Properties, except to the extent that the same expressly survive termination of this Agreement. In order to exercise the right set forth in preceding clause (i) or preceding clause (ii) of this Section 5.1(a) as a result of a New Exception, Buyers must give written notice to Sellers of their election not later than (x) five (5) Business Days after receipt of written notice from the applicable Seller that such Seller has elected not to Cure such New Exception (or, if applicable, five (5) Business Days after such Seller is deemed to have elected not to Cure such New Exception as set forth above), (y) five (5) Business Days after receipt of written notice from the applicable Seller that, having previously elected to attempt to Cure such New Exception, that it is unable or unwilling to do so, or (z) at the Closing if such Seller fails to Cure any such New Exceptions which such Seller has elected to Cure. If Buyers fail to give timely notice of its election to terminate for any reason whatsoever, such New Exceptions shall be deemed to be Permitted Exceptions. In addition, notwithstanding anything to the contrary set forth in this Agreement, each Seller shall have the right, with the prior consent of Buyers (not to be unreasonably withheld, conditioned or delayed), to enter into utility or similar easements, agreements, and encumbrances affecting title to such Property which are required by utilities or other service providers or any Governmental Authority, provided any such easements, agreements, and encumbrances: (1) are granted or entered into in the ordinary course of such Seller’s business in operating its respective Property; (2) do not materially and adversely impair the continued use of such Property consistent with the use thereof as of the Effective Date; and (3) do not violate the terms of any Lease, Assumed Service Contract, Permitted Exception or Law (a “Preapproved New Exception”).

(b)    Notwithstanding anything to the contrary contained herein, Sellers agree that on or before the Closing, (i) Sellers shall remove or cause to be removed from the condition of title to each Property, at no cost to Buyers: (A) all mechanics liens recorded or unrecorded and encumbrances created by or as a result of any Seller’s activities or voluntarily recorded or otherwise placed, or expressly permitted to be placed by any Seller on the Property, including, without limitation, any relating to the Construction Projects; (B) all mortgages, deeds of trust, security instruments, financing statements or other similar instruments recorded or unrecorded; (C) tax liens and real estate taxes, water rates and sewer rents and taxes which can be discharged by the payment of money, each of which remain due and unpaid and/or of record as of the Closing Date, subject to any applicable adjustments pursuant to Section 2.5; and (D) any other liens and encumbrances not specifically enumerated in the foregoing clauses (A) through (C) which can be removed by payment of a liquidated sum and which are due and payable but which remain unpaid and/or of record as of the Closing; provided, however, that with respect to the items specified in this clause (D), in no event shall Seller be obligated to remove or otherwise Cure: (x) any item caused by any tenants under the Leases or pursuant to any new leases entered into after the Effective Date in accordance with the terms of this Agreement, (y) any item caused by Buyers or Buyers’ agents, and/or (z) expend amounts in excess of NINETEEN MILLION EIGHT HUNDRED THOUSAND AND NO/100 DOLLARS ($19,800,000) in the aggregate, other than with respect to the Existing Mortgage Indebtedness which shall be removed; (ii) Sellers shall be responsible for all yield maintenance, prepayment penalties and/or other similar fees and charges required by any lender to remove items in clause (B) above; and (iii) Sellers shall have no right to decline to remove the same pursuant to the foregoing (collectively, the “Required Removal Items”). In furtherance of the foregoing, Sellers shall be entitled to use a portion of the Purchase Price to satisfy the Required Removal Items.
Section 5.2    Title Clearance Matters. Without limiting any express obligations of Sellers hereunder, Sellers agree to exercise commercially reasonable efforts to obtain and deliver to Buyers prior to Closing the items set forth on Schedule 5.2 attached hereto and incorporated herein by reference, in each case in form acceptable to the Title Company for the purposes of issuing the applicable Title Policies in accordance with the applicable Proforma Title Policies and otherwise in form reasonably acceptable to Buyers (the “Title Clearance Matters”); provided further, with respect to estoppel certificates described on Schedule 5.2, in order to be effective, the same must (a) either substantially conform to (i) the form estoppel certificate attached to the applicable instrument, or (ii) the form of estoppel certificate appended as Exhibit J attached hereto and incorporated herein by reference, (b) be dated no earlier than thirty (30) days prior to the Closing Date, (c) be completed to reflect the terms of the applicable instrument, and (d) not, unless expressly waived by Buyers in writing, disclose any material defaults or material breaches of the applicable Seller’s representations and warranties herein or disclose any other material adverse matter pertaining to such instrument: (i) for which Buyer could have liability, and (ii) of which Buyer did not have Knowledge prior to the Effective Date.

ARTICLE VI
COVENANTS
Section 6.1    Conduct of Business Prior to Closing. Except as permitted under this Section 6.1, during the pendency of this Agreement:
(a)    each Seller will conduct its business and operations in the ordinary course of business consistent with past practices and use commercially reasonable efforts to maintain, repair and preserve intact the Real Properties;
(b)    no Seller, except with the prior written consent of the Buyers (which consent shall not be unreasonably withheld, conditioned, or delays unless expressly provided to the contrary below):
(i)    will enter into, materially amend or terminate any Service Contract or other agreement which will be binding on any Property following Closing, except for contracts that are terminable without cause and without payment of a penalty on not more than 30-days’ notice and which shall, at Buyers’ option, be terminated by Sellers in accordance with the terms of Section 2.7 (it being understood and agreed that Sellers shall promptly deliver to Buyers a true, correct and complete copy of each amendment to any such Service Contract or other agreement which is entered into by Sellers without Buyer’s consent to the extent permitted under this subsection (i));
(ii)    will enter into any new lease, or amend or modify any Lease, or terminate any Lease, or consent to any assignment or subletting under any Lease which expressly provides that Seller’s consent to such assignment or subletting may be granted or withheld in Seller’s sole but reasonable discretion;
(iii)    will transfer, sell, or encumber (pursuant to a recorded or unrecorded lien or agreement, including, without limitation, any easement agreement, other than a Preapproved New Exception) any Real Property or will solicit or enter into any negotiations regarding same;
(iv)    will remove, sell, transfer or encumber any material Personal Property from its Real Property except as may be required for necessary repair or replacement, and in the event of such replacement, the replacement shall be of substantially equal or better quality and quantity as existed as of the time of its removal;
(v)    will enter into any agreement to do any of the foregoing;
(vi)    will grant any waivers or concessions to any Tenants not expressly provided for in the Leases;
(vii)    will default, beyond any applicable grace or notice and cure provisions, in any material respect in the performance of compliance with its obligations under any

Lease, Assumed Service Contract, Permitted Exception or other instrument or agreement which is binding on such Seller or its Property;
(viii)    will accept prepayment of rent under any Lease (other than one month in advance), except to the extent required or permitted by the terms of any such Lease;
(ix)    will initiate or consent to, approve or otherwise take any action, to modify any zoning or other Laws presently applicable to all or any part of its Property (provided, however, the foregoing shall not be deemed or interpreted as preventing the issuance of variances, special use permits, and similar land use instruments that may be required to permit a tenant’s desired use consistent with its Lease, so long as same do not materially and adversely affect the continued use of such Property consistent with such use as of the Effective Date and do not violate the terms of any Lease, Assumed Service Contract, Permitted Exception or Law);
(x)    will fail to promptly (but in any event prior to Closing) deliver to Buyers copies of all notices received by such Seller or its property manager on or after the Effective Date asserting any breach or default under any Lease, Service Contract, Permitted Exception or other instrument or agreement which is binding on such Seller or its Property or any Law applicable to such Property;
(xi)    will fail to promptly (but in any event prior to Closing) notify Buyers in writing of any litigation, arbitration, condemnation or administrative hearing before any court or governmental agency concerning any Seller or any Property that is instituted or threatened on or after the Effective Date and of which any Seller first became aware on or after the Effective Date;
(xii)    will apply or draw on any security deposit held under any Lease (whether cash or non-cash (i.e., letters of credit)); and/or
(xiii)    will fail to maintain in effect all casualty and property insurance policies now maintained on the Properties up to and including the Closing Date.
(c)    Sellers shall, within ten (10) days of the Effective Date, deliver to Buyers a true, correct and complete list of all tenant files and operational materials for the Real Property as described in Section 7.1(f).
(d)    Without limiting the generality of the foregoing, Sellers shall use commercially reasonable efforts to comply in all material respects with the terms of the Leases relating to the Purchase Rights, shall endeavor to keep Buyers promptly and reasonably apprised of communications with Tenants relating to the Purchase Rights and shall promptly deliver to Buyers true, correct and complete copies of all correspondence received by any Seller from any Tenant (or their respective Representatives) exercising, or waiving such Tenant’s rights to exercise, the applicable Purchase Rights.

Notwithstanding the above provisions of this Section 6.1, Sellers may, subject to prior written notice to and the written consent of Buyer (not to be unreasonably withheld, conditioned or delayed), take action in violation of the foregoing covenants set forth in this Section 6.1 if reasonably necessary as a result of a Force Majeure Event (so long as the same was not caused by any Seller default or the willful misconduct of any Seller or any of its Affiliates or Representatives) so long as such action is reasonable, taken in good faith and is reasonably tailored to the Force Majeure Event; provided, Seller shall not be required to obtain Buyer’s prior written consent if doing so would be impractical due to immediate threat to property or human health posed by the Force Majeure Event, but in such case Seller shall provide Buyer prompt written notice of the actions taken pursuant to this sentence. If Buyer fails to respond to Seller in writing within five (5) Business Days after Buyer’s receipt of Sellers’ written request for consent, Buyer shall be deemed to have consented to Seller’s proposed action as set forth in Seller’s written notice. Seller shall not be liable to Buyers for breach of this Agreement or for any resulting damages for actions taken by Seller in accordance with the terms of the preceding sentence; provided, (i) if any such action by such Seller has an Individual MAE with respect to an affected Property, Buyers shall have the right to terminate this Agreement with respect to any such Property (each such Property, a “FM Excluded Property”), whereupon (A) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for each such FM Excluded Property, (B) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the FM Excluded Property divided by $1,320,000,000) shall be returned to Buyers and (C) Buyers and the applicable Seller shall have no further rights, obligations, or remedies under this Agreement with respect to each such FM Excluded Property except to the extent that the same expressly survive termination of this Agreement; and (ii) if any such action has a Portfolio MAE, Buyers shall have the right to terminate this Agreement with respect to all remaining Properties, whereupon the remaining Deposit shall be promptly returned to Buyer and neither party hereto shall have any further rights, obligations or liabilities hereunder with respect to such terminated Properties, except to the extent that the same expressly survive termination of this Agreement.
Additionally, for the avoidance of doubt, nothing shall prevent the parent or any Affiliate of any Seller from acquiring properties (other than the Properties) or taking any actions unrelated to the Properties.
Section 6.2    Estoppels. Seller shall use commercially reasonable efforts to obtain the Tenant Estoppel Certificates and the Ground Lease Estoppel Certificate and otherwise comply with the requirements set forth in Section 8.2(e) and Section 8.2(l).
Section 6.3    Further Assurances. Each of the Parties will use all commercially reasonable efforts to take, or to cause to be taken, all appropriate action and will do, or cause to be done, all things, necessary, proper or advisable under applicable Law or otherwise to consummate and make effective the transactions contemplated by this Agreement as promptly as practicable.
Section 6.4    Public Announcements. Without the prior written consent of each of the Parties, none of the Sellers, the Buyers, any of their respective Affiliates or any Representatives of any of the foregoing, will issue any press release or otherwise make any public announcement with respect to this Agreement, the transactions contemplated by this Agreement and the identity of the other Parties and their respective Affiliates, except as may be required by applicable Law, in which case, prior to any disclosure, the disclosing Party will notify and consult with the other Parties with respect to such disclosure. Notwithstanding the above, in order to comply with applicable Laws (including rules of any applicable stock exchange), one or more of Sellers’ or Buyers’ parent entities shall be permitted to issue a press release and/or announcement and shall be permitted to make any required filings with the United States Securities and Exchange Commission (the “SEC”) on or shortly after the Effective Date and the Closing Date. The parties shall consult with each other on the contents of the press releases and/or announcements as well as the required SEC filings, but neither Sellers’ nor Buyers’ prior written consent shall be required. Any information publicly disclosed pursuant to this Section 6.4 may be used by the Sellers and Buyers and their respective representatives and affiliates, in any form or format.
Section 6.5    U.S. Governmental Filings. Buyers and Sellers mutually agree that, if any agency of the United States government requests, prior to Closing, that the Parties submit any notices or filings, the Parties will respond to and reasonably cooperate with any such request.
Section 6.6    Bulk Sales Certificates. Sellers shall use commercially reasonable efforts to obtain the required certificates and other documents to meet the obligations set forth in Section 8.2(f), Section 8.2(g), Section 8.2(h), Section 8.2(i) and Section 8.2(j).
Section 6.7    Access. During the pendency of this Agreement, but subject in all respects to the terms, conditions, and limitations set forth in any applicable Lease and the rights of the Tenant under such Lease (including, without limitation, rights of quiet enjoyment of the corresponding Property) and to any existing Permitted Exceptions applicable to each such Property, Buyers and their Representatives shall have the right of reasonable access to the Properties and Information on and subject to the terms, conditions, and limitations of that certain Access Agreement dated April 2, 2021, entered into between Mapletree Investments PTE LTD, as Affiliate of Buyers, and Sellers, all of which terms, conditions, and limitations are incorporated into this Section 6.7 by this reference and shall apply with equal force to any access made pursuant to this Section 6.7 (it being understood and agreed that Buyers, their Representatives and the other Prospective Buyer Parties (as defined in such access agreement) shall continue to have access to the Properties in accordance with the terms of such access agreement notwithstanding any termination of the access period under Section 2 of such access agreement). During such time, the Sellers shall cooperate with Buyers in order to facilitate a smooth transition of the ownership of the Properties.
Section 6.8    Personal Property Inventory. Prior to Closing, Sellers shall use commercially reasonable efforts to cooperate with Buyers in obtaining a comprehensive inventory of all Personal Property (e.g., all equipment owned by Sellers falling into any category of equipment set forth on Schedule 6.8) for each of the Properties (the “Final Personal Property Inventory List”). Sellers shall permit, coordinate and cooperate with any consultants for Buyers to attend all inventory inspections at the Properties. Each party shall bear their own costs in connection with the foregoing.

Section 6.9    Purchase Right Indemnification. Sellers shall indemnify and defend Buyer from and against any and all losses, liabilities, demands, claims, actions, causes of action, costs, damages, penalties, expenses and the like (including, without limitation, reasonable attorneys’ fees and expenses and all amounts paid in investigation, defense, prosecution, adjustment, or settlement of any of the above) to the extent arising out of the violation or alleged violation of any Purchase Right. This Section 6.9 shall survive the Closing and shall not be subject to any survival or other liability limitations set forth herein.
Section 6.10    Litigation Indemnification. Sellers shall be solely responsible for all aspects of the litigation and related claims described on Schedule 3.6 attached hereto (the “Existing Litigation”). Sellers shall indemnify and hold Buyers harmless from and against any and all liability, loss, or expense, including attorney’s fees, arising from any claim or demand made in connection with, relating to or arising from the Existing Litigation. Sellers shall notify Buyers promptly following the settlement, dismissal or other resolution of the Existing Litigation. This Section 6.10 shall survive the Closing and shall not be subject to any survival or other liability limitations set forth herein.
Section 6.11    Regulatory Permits. The Parties acknowledge that: (i) certain Tenants at 250 Williams (“250 Williams Tenants”) operate and maintain certain underground storage tanks (including any connected underground piping and related delivery system, measuring and monitoring devices, alarm systems, spill and overflow protection devices and equipment, collectively, a “UST Tank System”) as contemplated under their respective Leases, and (ii) as of the Effective Date, certain regulatory Permits required in connection with such UST Tank Systems have expired and the responsible Tenant thereunder are attempting to take the necessary steps to renew such Permits (the “250 Williams Permit Matters”). The Parties acknowledge that: (a) the Tenant at McLean II (“McLean II Tenant”) maintains two UST Tank Systems located on adjacent property accessible by easement which UST Tank Systems were emptied of fuel in 2019 and have not been used since; and (b) as of the Effective Date, the McLean II Tenant is currently in process of seeking approval from the regulatory authority for Temporary Closure status of such UST Tank Systems (the “McLean II Permit Matters”). Sellers shall use their commercially reasonable best efforts to cause the responsible Tenant to take the necessary actions to complete the 250 William Permit Matters (which actions may include tank tightness and integrity testing, inspections and financial assurance) and to complete the McLean II Permit Matters, and shall deliver or cause to be delivered to Buyers documentation evidencing the proper completion of the same as promptly as is reasonably practicable following the Effective Date. This Section 6.11 shall survive the Closing and shall not be subject to any survival or other liability limitations set forth herein.
Section 6.12    Rancho Cordova II UST Work. The Parties acknowledge the discovery of a leaking “overfill bucket” component of the UST Tank System serving Rancho Cordova II. As of the Effective Date, Sellers have initiated the replacement of such component of the UST Tank System. As promptly as reasonably practicable following the Effective Date, Sellers shall take or cause to be taken, at Sellers’ sole cost, all action necessary in order to fully resolve, repair, replace, correct, and remediate such component of the UST Tank System, including remediation of any release of Hazardous Materials therefrom that may be discovered to have occurred as a result of such component of the UST Tank System, such that there shall not exist at Closing no pending notices of violation, fines or penalties as a result thereof which have not been fully paid and resolved to the satisfaction of the regulatory agency with jurisdiction over Rancho Cordova II (the “RC II UST Work”).
Notwithstanding the provisions of Section 2.3 to the contrary, if required in order to complete the RC II UST Work, the Outside Closing Date for Rancho Cordova II (the “Rancho II Outside Date”) may be extended by Seller to a date that is not later than March 31, 2022 by written notice to Buyers on the Outside Closing Date. If Sellers exercise such extension right, the terms of the second paragraph of Section 9.3 shall continue to apply to all Properties other than Rancho Cordova II, it being understood and agreed, however, that in such event Buyers shall have no right to terminate this Agreement with respect to Rancho Cordova II pursuant to Section 9.3 prior to the Rancho II Outside Date.
Section 6.13    Transition Services Agreement. As promptly after the Effective Date as is reasonably practicable, Buyer and Seller shall use good faith efforts to negotiate and agree upon the form of Transition Services Agreement to be entered into at Closing.  If, notwithstanding the good faith efforts of Buyer and Seller, the Parties are unable to agree upon the form of Transition Services Agreement prior to the Closing Date, then Buyer and Seller each agree that, without the necessity of any further action by either Party, Buyers will execute on or before Closing, and the Sellers will execute and will cause Sila Realty Management Co., LLC (Sellers and Sila Realty Management Co., LLC, collectively, the “Manager”) to execute on or before Closing, an agreement to provide property management services and construction management services for the Properties including the same terms and conditions as set out in the 2017 PMA (as defined herein) and an agreement to provide asset management services for the Properties including the same terms and conditions as set out in the 2017 AMA (as defined herein) which shall collectively govern the rights and responsibilities of the Parties that otherwise were intended to be governed by the Transition Services Agreement, except only:
(i)    the property management fee payable under the 2021 PMA (as defined herein) shall be equal to three percent (3%) on monthly income actually collected from each of the Properties for each preceding month;
(ii)    the asset management fee payable under the 2021 AMA (as defined herein) shall be a flat monthly fee of $125,000 per month;
(iii)    the term of the 2021 AMA and 2021 PMA shall be deemed to commence on the Closing Date and shall expire on December 31, 2021, unless the Parties mutually agree in writing to extend the term;
(iv)    under the 2021 PMA and 2021 AMA, Manager shall be responsible for any and all fees arising out of sub-management agreements with CBRE, Jones Lang LaSalle, and MRP Real Estate Serviced Group, LLC associated with the properties located at 11650 Great Oaks Way, Alpharetta, GA, 400 Minuteman Road, Andover, MA and 1755-1757 Old Meadow Road, McLean, VA and no portion of such fees shall be submitted to Buyers for reimbursement;

(v)    under the 2021 PMA and 2021 AMA, Manager shall be responsible for all costs of construction and any other claim of any nature that relates to or arises out of the construction projects listed on Schedule 3.11 (the “Schedule 3.11 Projects”). In addition, Manager shall hold Buyers harmless for any liens or other claims brought by any third party on account of the Schedule 3.11 Projects.  No Construction Management Fee will be due for any portion of the costs of the Schedule 3.11 Projects. In connection with the Schedule 3.11 Projects, Manager shall use reasonable efforts to cause each such project to be completed to the reasonable satisfaction of Buyers no later than December 31, 2021 and shall cause (where permissible) all warranties associated with the Schedule 3.11 Projects to be assigned to Buyer at completion of each individual project; and
(vi)    the properties subject to the 2021 AMA and the 2021 PMA shall be those listed in paragraph 6 of Exhibit K.
“2017 AMA” means that certain Asset Management Agreement December 20, 2017 by and between Mapletree US Management LLC and CV Asset and Property Management Company, LLC, and any amendments thereto.  “2017 PMA” means that certain Property Management Services Agreement dated December 20, 2017 by and between Mapletree US Management LLC and CV Asset and Property Management Company, LLC, and amendments thereto.  In the event the 2017 AMA and 2017 PMA (each as modified to address the specific changes set forth above) are executed at Closing in accordance with this Section 6.13, such documents shall be referred to as the “2021 AMA” and “2021 PMA”.
ARTICLE VII
SELLERS’ AND BUYERS’ DELIVERIES
Section 7.1    Sellers’ Deliveries into Escrow. No less than one (1) Business Day prior to the Closing Date, each Seller shall deliver, or cause to be delivered into escrow pending the Closing the following (fully executed, witnessed and acknowledged, as applicable):
(a)    Closing Documents. The Closing Documents, executed by each applicable Seller;
(b)    Transition Services Agreement. The Transition Services Agreement, executed by an affiliate of the advisor to Sila Realty Management Company, LLC;
(c)    State Law Disclosures. Such disclosures, reports, filings and approvals as are required by applicable state and local law in connection with the conveyance of the Properties;
(d)    FIRPTA. A “non-foreign person” certification pursuant to Section 1445 of the Code in the form attached as Exhibit F (the “FIRPTA Affidavit”);
(e)    Payoff Letters. Customary payoff letters to allow for the payoff, termination and discharge of all Existing Mortgage Indebtedness;
(f)    Tenant Files. All tenant files, including all Leases and amendments thereto (including all original documents), work orders and other documents with respect to the Leases

(including all guaranties and letters of credit), and receipts for all security deposits, not previously delivered to Buyer; it being understood that Sellers shall have satisfied its delivery obligations by making the same available to Buyers to pick up from Sellers or Sellers’ property manager at a location(s) or pursuant to any process(es) reasonably acceptable to Buyers and Sellers);
(g)    Letter of Credit. Letter of credit transfer application form(s) with respect to those Leases under which the applicable Seller holds a letter of credit as security for the tenant’s performance, executed by the applicable Seller, together with the original letter of credit; provided, at Buyers’ option, Seller shall deliver the same to Deposit Escrow Agent (or, if required by the issuer of the letter of credit, to such issuer) to hold in escrow pending Closing.
(h)    Bulk Sales; Tax Successor Liability. Evidence satisfactory to Buyers that Sellers have complied with their obligations under Section 8.2(f), Section 8.2(g), Section 8.2(h), Section 8.2(i) and Section 8.2(j), including, without limitation, the completed and executed Form IT-AFF1 and the completed and executed Form 593-C, or Seller confirms its obligations with respect to the indemnification obligations contemplated by Section 8.2(f), Section 8.2(g), Section 8.2(h), Section 8.2(i) and Section 8.2(j);
(i)    Estoppels. To the extent not previously delivered to Buyers, originals of:  (i) the Tenant Estoppel Certificates obtained (and, if applicable, Landlord Estoppel Certificates) pursuant to Section 8.2(e), and (ii) the Ground Lease Estoppel Certificate pursuant to Section 8.2(l), to the extent the original has been provided to Sellers;
(j)    Owner’s Affidavit. The Owner’s Affidavit, executed by each Seller;
(k)    Construction Project Documents. Such invoices, evidence of payment, lien waivers and the like as may reasonably be required by the Title Company in order to issue the Title Policies without any exception for mechanic’s or materialmen’s liens relating to the Construction Projects; and
(l)    Additional Documents. Any additional documents that Deposit Escrow Agent or the Title Company may reasonably and customarily require for the proper consummation of the transaction contemplated by this Agreement which do not impose material additional liability on the Seller except to the extent expressly required hereunder, including, without limitation, Owner’s Affidavit and such authority documents reasonably required by the Title Company to issue the Title Policies and in any event consistent with Sellers’ obligations under Section 5.1 (including Seller’s obligation to remove the Required Removal Items).
Section 7.2    Buyers’ Deliveries into Escrow. No less than one (1) Business Day prior to the Closing Date (except as otherwise provided below), Buyers shall deliver, or cause to be delivered into escrow pending the Closing the following (fully executed, witnessed and acknowledged, as applicable):

(a)    Purchase Price. The balance of the Purchase Price in accordance with Article II on the Closing Date (for the avoidance of doubt, such balance shall be due by Buyers on the applicable Closing Date rather than one (1) Business Day prior thereto);
(b)    Closing Documents. The Closing Documents that require Buyers’ signature, executed by Buyers;
(c)    Transition Services Agreement. The Transition Services Agreement, executed by each applicable Buyer or their Affiliates;
(d)    State Law Disclosures. Such disclosures and reports as are required by applicable state and local law in connection with the conveyance of the Properties; and
(e)    Additional Documents. Any additional documents that Deposit Escrow Agent or the Title Company may reasonably require for the proper consummation of the transaction contemplated by this Agreement which do not impose material additional liability on the Buyers except to the extent expressly required hereunder.
Section 7.3    Delivery By Sellers and Buyers. Concurrently with Closing, Sellers and Buyers shall deliver, or cause to be delivered into escrow, the following:
(a)    Transfer Tax Returns. The applicable Transfer Tax Documentation required in connection with the Closing and the recording of the applicable Closing Documents;
(b)    Closing Statement. The Closing Statement, executed by each Buyer and each Seller. Sellers and Buyers agreeing to cooperate reasonably in order to finalize the same reasonably in advance of the Closing Date and in no event later than seven (7) Business Days prior to the Closing Date;
(c)    Notice to Tenants and Vendors. Letters to tenants under the Leases, in the form attached hereto as Exhibit G-1, and letters to the counterparties to the Assumed Service Contracts in the form attached hereto as Exhibit G-2; and
(d)    Additional Documents. Any additional documents as may be required by applicable Law or as may be reasonably necessary or appropriate to effect the consummation of the transactions that are the subject of this Agreement.
Section 7.4    Other Closing Deliveries. Upon the Closing, Sellers shall leave at each Property or make available to Buyers to pick up from Sellers or Sellers’ property manager (to the extent in Sellers’ possession or control), in each case pursuant to arrangements reasonably acceptable to Buyers and Sellers: the original Leases; copies or originals of all Assumed Service Contracts; all keys and combinations, if any, used in the operation of each Property; and, if in Seller’s possession or control, originals or, if originals are unavailable, copies of site plans, operation and maintenance manuals, construction and manufacturer warranties, permits and licenses relating to the ownership, use or operation of each Property and any “as-built” plans and specifications, architectural renderings, engineering plans, engineering reports, floor plans and other similar plans or diagrams of the Improvements.
Section 7.5    Letters of Credit. Sellers shall provide by Closing such transfer forms, executed by Sellers if so required, to make application to the issuing banks of any transferable letters of credit to transfer each of the transferable letters of credit; provided, that the execution of any transfer forms and/or the actual transfer of such letters of credit by such issuing banks shall not be a condition to Buyers’ obligation to close under this Agreement.
ARTICLE VIII
CONDITIONS TO SELLERS’ AND BUYERS’ OBLIGATIONS
Section 8.1    Conditions to Obligations of the Sellers.The obligations of each Seller to consummate the transactions contemplated by this Agreement will be subject to the fulfillment, at or prior to the Closing, of each of the following conditions, any of which may be waived in writing by the Sellers in their sole discretion:
(a)    As of the Closing Date, Buyers have performed their material obligations hereunder and all deliveries to be made at Closing by Buyers pursuant to Section 7.2 and Section 7.3 shall have been tendered.
(b)    Each of the representations and warranties of the Buyers being true and correct in all material respects (disregarding the presence of any materiality or similar qualifier contained in any of such representations and warranties) as of the date hereof and as of the Closing.
(c)    No Governmental Authority having issued any order or injunction, or taken any other action, restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, or having commenced any proceeding for the purpose of obtaining any such order or injunction.
(d)    No provision of any applicable Law prohibiting the consummation of the transactions contemplated by this Agreement.
Section 8.2    Conditions to Obligations of the Buyers. The obligations of the Buyers to consummate the transactions contemplated by this Agreement will be subject to the fulfillment, at or prior to the Closing or such earlier date expressly set forth below (and subject to application of Section 9.3), of each of the following conditions, any of which may be waived in writing by the Buyers in their sole discretion:
(a)    As of the Closing Date, each Seller shall have performed its respective material obligations hereunder and all deliveries to be made at Closing by such Seller (including, without limitation, pursuant to Section 7.1 and Section 7.3) shall have been tendered.
(b)    No Governmental Authority having issued any order or injunction, or taken any other action, restraining, enjoining or otherwise prohibiting the transactions contemplated by this

Agreement, or having commenced any proceeding for the purpose of obtaining any such order or injunction.
(c)    No provision of any applicable Law shall prohibit the consummation of the transactions contemplated by this Agreement, and all Consents shall have been obtained or completed to the extent required by Law in connection with the transactions contemplated by this Agreement.
(d)    The Title Company shall have issued, or shall have irrevocably committed to issue, as of the Closing Date, the Title Policies upon receipt of payment of the premium therefor, subject only to the Permitted Exceptions. The Title Policies may contain any endorsements reasonably requested by Buyers; provided, that if the Title Company is unable or unwilling to provide any of the foregoing endorsements to Buyers’ Title Policies which are not on the Proforma Title Policies, Buyer shall nevertheless be obligated to proceed to the Closing of the transactions contemplated by this Agreement. Subject to the obligations of the Sellers under Article VII above, no Seller shall have any obligation to provide any affidavits, personal undertakings or title indemnities to the Title Company respecting the issuance of the Title Policies or any endorsements to the Title Policies; provided, that Sellers will provide the Title Company with a customary owner’s affidavit (collectively, an “Owner’s Affidavit”) with respect to its Real Property, in form and substance as set out on Exhibit L with such other averments as may be reasonably required by the Title Company to delete all standard exceptions and to issue the Title Policies subject only to the Permitted Exceptions, and deliver such other documents, consents and resolutions as may be reasonably requested by the Title Company.
(e)    Subject to the terms of this Section, Sellers shall have delivered a tenant estoppel certificate (“Tenant Estoppel Certificate”) from Tenants occupying in the aggregate, one hundred percent (100%) of the leased and occupied rentable space in the Real Properties, collectively, as of the Closing Date, either (i) substantially conforming to the form estoppel certificate attached to the applicable Lease, or (ii) in the form attached hereto as Exhibit I. Each Tenant Estoppel Certificate, in order to be effective, must be dated no earlier than thirty (30) days prior to the Closing Date and must, to the extent the Tenant thereunder has a Purchase Right, expressly acknowledge that such Purchase Right has been waived, has expired or is inapplicable to the transactions contemplated by this Agreement. Each Tenant Estoppel Certificate must be completed to reflect the terms of the Lease and must not, unless expressly waived by Buyers in writing, disclose any material defaults or material breaches of the applicable Seller’s representations and warranties herein or disclose any other material adverse matter: (A) for which Buyer could have direct liability under the applicable Lease as a breach or default on the part of “landlord” under such Lease, and (B) of which Buyer did not have Knowledge prior to the Effective Date. Sellers agree to use all commercially reasonable efforts to obtain and deliver to Buyers the executed Tenant Estoppel Certificates no later than the fifth (5th) Business Day prior to the Closing Date; provided if the executed Tenant Estoppel Certificates in the form required hereunder have not been received by such date, Sellers agree to continuing to use all commercially reasonable and diligent efforts to obtain and deliver the same to Buyers as soon as possible thereafter. If Sellers are able to deliver Tenant Estoppel Certificates that are sufficient as set forth above from Tenants under Leases where the Tenant has a Purchase Right and for at least eighty-five percent (85%) of the leased and occupied rentable space of the Real Property in the aggregate (inclusive of the space leased by Tenants where the Tenant has a Purchase Right) as of the Closing Date, but Sellers are unable to deliver any other Tenant Estoppel Certificate, Sellers may, but shall not be required to, satisfy the condition set forth in this Section 8.2(e) by delivery of a landlord estoppel certificate in place thereof (“Landlord Estoppel Certificate”) for up to the remaining fifteen percent (15%) of the leased and occupied rentable space of the Real Property in the aggregate (inclusive of the space leased by Tenants where the Tenant has a Purchase Right) as of the Closing Date, which Landlord Estoppel Certificate shall be in substantially the same form as the Tenant Estoppel Certificate; provided, however, if Sellers deliver any such Landlord Estoppel Certificate and subsequently obtains a Tenant Estoppel Certificate from the Tenant to which a Landlord Estoppel Certificate relates, Sellers shall be released from any obligations and liabilities thereunder or in respect thereof to the extent the subject Tenant Estoppel Certificate is consistent with the respective Landlord Estoppel Certificate. Notwithstanding anything to the contrary contained herein, Sellers shall not be in default for failure to satisfy the condition set forth in this Section 8.2(e) and Buyer’s sole recourse for such failure shall be to terminate this Agreement in accordance with Section 9.3 below to the extent such condition is not satisfied or waived in writing on or prior to the Outside Closing Date.
(f)    Texas Bulk Sale Certificate. Sellers shall have delivered a Certificate of No Tax Due from the Texas Comptroller of Public Accounts (the “Texas Tax Certificate”), provided that in the event Sellers have made application for the Texas Tax Certificates but such certificates have not been delivered by Closing, then Sellers shall indemnify the Buyers for any tax liability that may arise due to the failure to obtain such Tax Clearance Certificates. Such indemnity shall survive until:  (1) the delivery of the Texas Tax Certificates, except to the extent such Tax Clearance Certificate reflects a potential tax liability, in which case Sellers shall pay such liability in full and such liability shall survive until paid in full, or (2) any claim made pursuant to this Section 8.2(f) has been fully satisfied. If Sellers have not obtained the Texas Tax Certificate by Closing then Sellers shall use commercially reasonable efforts post-Closing to obtain the same. This Section 8.2(f) shall survive Closing.
(g)    Pennsylvania Bulk Sale Certificate. If the Property constitutes fifty-one percent (51%) or more of the assets of any Seller located in Pennsylvania, Sellers shall, upon the execution of this Agreement, give written notices (with a copy to Buyers) identifying Buyers as the purchaser as required under the Act of May 25, 1939, P.L. 189, No. 97, 69 P.S. § 529, the Act of May 29, 1951, P.L. 508, No. 126, 72 P.S. § 1403(a), the Act of March 4, 1971, P.L. 6, No. 2, 72 P.S. § 7240, and the Act of August 4, 1991, P.L. 97, No. 22, 72 P.S. § 7321.1, and their respective amendments, and Sellers shall file all Tax Returns and schedules, shall pay all taxes, and shall take all other necessary action to cause the Pennsylvania Department of Revenue to issue a Bulk Sales Clearance Certificate showing that no taxes are payable by Sellers to the Commonwealth of Pennsylvania, a copy of which shall be promptly delivered to Buyers. If Sellers fail to obtain a Bulk Sales Clearance Certificate by Closing, then Sellers shall indemnify, defend and hold Buyers harmless from and against any and all Losses, including without limitation, tax liabilities and attorneys’ fees and costs of defense, which may be incurred by Buyers in connection with Sellers’ obligations under this Section 8.2(g) and non-payment by

Sellers of any taxes imposed upon Sellers. Such indemnity shall survive until (1) the delivery of a Bulk Sales Clearance Certificate, except to the extent any such certificate reflects a potential tax liability, in which case Seller shall pay such liability in full and such liability shall survive until paid in full, or (2) any claim made pursuant to this Section 8.2(g) has been fully satisfied. If Sellers have not obtained a Bulk Sales Clearance Certificate by Closing then Sellers shall use commercially reasonable efforts post-Closing to obtain the same. This Section 8.2(g) shall survive Closing.
(h)    Notice to New Jersey Division of Taxation; Tax Clearance Letter. Sellers shall cooperate in providing the information needed so that Buyers can file and serve the notice required by N.J.S.A. 54:50-38 et seq., and any other applicable state statute, concerning this impending sale of commercial real property, including notice to the Bulk Sales Unit of the State of New Jersey, Division of Taxation (the “Division”), and Sellers agree to fully comply with N.J.S.A. 54:50-38 et seq. and applicable statutes. Such cooperation shall include promptly supplying to Buyers the information requested of Sellers on the New Jersey State form known as the “Notification of Sale, Transfer, or Assignment in Bulk”, and any other and additional information that may be reasonably requested by the Division, such as, for example, the information requested in any Asset Transfer Tax Declaration form. Buyers and Sellers acknowledge that it is within the authority of the Division, to direct that a portion of the Purchase Price be withheld from Sellers and placed into escrow at Closing. Buyers and Sellers agree to abide by all notifications of the Division. Buyers and Sellers agree that in the event that such an escrow is required by the State of New Jersey, Deposit Escrow Agent shall act as escrow holder in connection with any required escrow. The escrow monies will be held in escrow in a non-interest bearing account until the Division makes a final determination as to the amount of any State taxes owed by Sellers, and the escrow monies will be released in accordance with, and only upon receipt of, a Tax Clearance Letter from the Division. The Deposit Escrow Agent shall be authorized to pay to the State of New Jersey such amounts as may be ultimately determined by the Division to be due and owing. If Sellers fail to obtain a Tax Clearance Letter by Closing, then Sellers shall indemnify, defend and hold Buyers harmless from and against any and all Losses, which may be incurred by Buyers in connection with Sellers’ obligations under this Section 8.2(h). Such indemnity shall survive until (1) the delivery of a Tax Clearance Letter, except to the extent any such certificate reflects a potential tax liability, in which case Seller shall pay such liability in full and such liability shall survive until paid in full, or (2) any claim made pursuant to this Section 8.2(h) has been fully satisfied. If Sellers have not obtained a Tax Clearance Letter by Closing then Sellers shall use commercially reasonable efforts post-Closing to obtain the same. This Section 8.2(h) shall survive Closing.
(i)    Notice to Other States. With respect to all Properties located in Arizona, California, Georgia, Illinois, Indiana, Massachusetts, Michigan, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas and Virginia, Sellers shall have initiated or completed the applicable process for obtaining a Tax clearance certificate, including those Forms described in Schedule 8.2(i) (“Clearance Certificates”), provided that in the event Sellers have made application for such Clearance Certificates but any such Clearance Certificate has not been delivered by Closing, then the Sellers shall indemnify the Buyers for any Tax liability that may arise due to the failure to obtain such Clearance Certificates. Such indemnity shall survive until:  (1) the delivery of the Clearance Certificates, except to the extent any such Clearance Certificate reflect a potential tax liability, in which case Sellers shall pay such liability in full and such liability shall survive until paid in full, or (2) any claim made pursuant to this Section 8.2(i) has been fully satisfied. If Sellers have not obtained the Clearance Certificates by Closing then Sellers shall use commercially reasonable efforts post-Closing to obtain the same. This Section 8.2(i) shall survive Closing.
(j)    Applicable Non-Resident Withholding. With respect to all Properties located in Arizona, California, Connecticut, Georgia, Illinois, Indiana, Massachusetts, Michigan, Minnesota, New Jersey, North Carolina, Ohio, Oklahoma, Pennsylvania, South Carolina, Tennessee, Texas, and Virginia, Sellers shall have delivered all other forms required for each applicable jurisdiction (collectively, “Additional Tax Forms”), including, without limitation, the completed and executed Form IT-AFF1 for exemption of withholding tax for Georgia (“Form IT-AFF1”), the completed and executed Form 593-C for California pertaining to the exemption of withholding requirement (“Form 593-C”), and the completed and executed Form I-295 pertaining to non-resident seller withholding in South Carolina (“Form I-295), provided that in the event Seller has made application for such Additional Tax Forms but such Additional Tax Forms have not been delivered by Closing, then the Seller shall indemnify the Buyer for any tax liability that may arise due to the failure to obtain such Additional Tax Forms. Such indemnity shall survive until (1) the delivery of such Additional Tax Forms, except to the extent any such Additional Tax Form reflects a potential tax liability, in which case Seller shall pay such liability in full and such liability shall survive until paid in full, or (2) any claim made pursuant to this Section 8.2(j) has been fully satisfied. If Sellers have not obtained all required Additional Tax Forms by Closing then Sellers shall use commercially reasonable efforts post-Closing to obtain all required Additional Tax Forms. In addition, if any jurisdiction requires the Buyers to escrow any funds, Buyers shall comply with such requirements and Sellers shall cooperate with Buyers to ensure that all liabilities are fully paid for and that certificates reasonably acceptable to Buyer are obtained. This Section 8.2(j) shall survive Closing.
(k)    Cooperation. If a Tax authority notifies Buyers or Sellers in response to the receipt of any Tax clearance certificates or Additional Tax Forms required pursuant to Section 8.2(f), (g), (h), (i) and (j), Buyers and Sellers, as applicable, agree to notify each other upon receipt of such notice from the Tax authority (a “Tax Notice”). Buyers and Sellers shall reasonably cooperate with each other in the conduct of any Tax matter contemplated by such Tax Notice and shall provide, as promptly as practical and upon written notice, such information (including reasonable access to books and records) and assistance as is reasonably necessary for the prosecution or defense of such Tax matter.
(l)    Sellers shall have delivered a landlord or sublandlord (as applicable) estoppel certificate (“Ground Lease Estoppel Certificate”) from the landlord or sublandlord (as applicable) under the Ground Lease as of the Closing Date, either (i) substantially conforming to the form estoppel certificate attached to the Ground Lease, or (ii) in the form attached hereto as Exhibit M. Each Ground Lease Estoppel Certificate, in order to be effective, must be dated no earlier than thirty (30) days prior to the Closing Date. Each Ground Lease Estoppel Certificate must be completed to reflect the terms of the Ground Lease and must not, unless expressly waived by Buyers in writing, disclose any material defaults or material breaches of the applicable Seller’s representations and warranties herein or disclose any other material adverse matter for which Buyer could have liability under the applicable Ground Lease and of which Buyer did not have Knowledge prior to the Effective Date. Sellers agree to use all commercially reasonable and diligent efforts to obtain and deliver to Buyers the executed Ground Lease Estoppel Certificates in the form required hereunder no later than the fifteenth (15th) Business Day prior to the Closing Date; provided if the executed Ground Lease Estoppel Certificates in the form required hereunder have not been received by such date, Sellers agree to continuing to use all commercially reasonable and diligent efforts to obtain and deliver the same to Buyers as soon as possible thereafter. Notwithstanding anything to the contrary contained herein, Sellers shall not be in default for failure to satisfy the condition set forth in this Section 8.2(l) and Buyers’ sole recourse for such failure shall be to terminate this Agreement in accordance with Section 9.3 below to the extent such condition is not satisfied or waived in writing on or prior to the Outside Closing Date.
(m)    To the extent required under any Ground Lease, the landlord or sublandlord thereunder (as applicable) shall have consented in writing (in form sufficient to permit the Title Company to insure at Closing that the applicable Buyer is vested with title to Seller’s interest in such Ground Lease as set forth in the applicable Proforma Title Policy) to the assignment of the Ground Lease to the applicable Buyer, and such consent shall not impose any new obligations on the ground tenant or ground subtenant, as applicable, as compared to the obligations of Seller as ground tenant or ground subtenant, as applicable.
(n)    With respect to each Purchase Rights-Encumbered Property, the applicable Tenant shall have waived its Purchase Right(s) or the period within which such Purchase Right(s) may be exercised has expired, and Seller shall have delivered evidence of the same as may be required by the Title Company in order to insure against enforcement of the Purchase Right(s) in connection with the transactions contemplated by this Agreement as set forth in the applicable Proforma Title Policy.
(o)    Sellers shall have delivered to Buyers and the Title Company (as applicable) the applicable Title Clearance Matters. Notwithstanding anything to the contrary contained herein, Sellers shall not be in default for failure to satisfy the condition set forth in this Section 8.2(o) with respect to any Title Clearance Matter that Sellers are not otherwise expressly required by the terms of this Agreement to deliver.
(p)    No Individual MAE or Portfolio MAE shall have occurred and be continuing.
(q)    Each of the representations and warranties of the Sellers being true and correct in all material respects (disregarding the presence of any materiality or similar qualifier contained in any of such representations and warranties) as of the date hereof and as of the Closing.

ARTICLE IX
DEFAULT; FAILURE OF CONDITION; TERMINATION
Section 9.1    Buyers' Default. If Buyers, prior to the Closing, are in material default in their representations, warranties, covenants or obligations under this Agreement, and such default continues for more than ten (10) Business Days after written notice from Sellers (other than a failure to close on the scheduled Closing Date for which there shall be no cure period), then Sellers, at Sellers’ election and as their sole and exclusive remedy, may elect to seek specific performance of Buyers’ obligation to consummate the transactions for Closing pursuant to this Agreement; provided, however, that notwithstanding the foregoing, in the event the remedy of specific performance with respect to any Property is unavailable to Sellers, then Sellers may elect to seek all direct and actual, but not punitive, indirect or consequential, damages incurred by Sellers by reason of such Buyer’s default; provided, in no event shall Sellers have the right to recover damages from Buyers in an amount higher than $200,000,000 in the aggregate. The remedy of specific performance shall be deemed unavailable to Sellers if a court declines to grant such remedy. For the avoidance of doubt, the Deposit shall not serve as liquidated damages to Sellers in the event of such an uncured default by Buyers, and Sellers shall have no right to draw on the Deposit to pay any damages owed by Buyers, it being acknowledged and agreed that the remaining Deposit shall be returned to Buyers upon a termination of this Agreement pursuant to this Section 9.1. Notwithstanding anything in this Agreement to the contrary and for the avoidance of doubt, the parties acknowledge and agree that any default under this Agreement by any one Buyer shall constitute a default by all Buyers hereunder.
Section 9.2    Sellers’ Default. If Sellers, prior to the Closing, default in their representations, warranties, covenants or obligations under this Agreement, and such default continues for more than ten (10) Business Days after written notice from Buyers (other than a failure to close on the scheduled Closing Date for which there shall be no cure period), then Buyers, at Buyers’ election and as their sole and exclusive remedy, may elect to (a) seek specific performance of Sellers’ obligation to consummate the transactions for Closing pursuant to this Agreement; (b) if the default has a Portfolio MAE, terminate this Agreement with respect to all remaining Properties, or if the default has an Individual MAE, terminate this Agreement with respect to any Property with respect to which a Seller default exists (each such terminated Property, a “Default Excluded Property”), whereupon (i) Buyers shall proceed to Closing (subject to the terms and conditions of this Agreement) with respect to the remaining Properties (if any), (ii) the Purchase Price shall be reduced according to the Allocated Purchase Price for each Default Excluded Property, (iii) if all remaining Properties were terminated, the remaining Deposit shall be returned to Buyers, or if less than all remaining Properties were terminated, a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Default Excluded Property(ies) divided by $1,320,000,000) shall be returned to Buyers, (iv) Sellers shall reimburse Buyers for their actual, documented out-of-pocket costs and expenses incurred in connection with this Agreement not to exceed the applicable Default Excluded Property Reimbursement Cap (such obligation of Sellers to survive such partial termination), and (v) Buyers and the applicable Seller shall have no further rights, obligations, or remedies under this Agreement with respect to each such Default Excluded Property (except as may expressly survive such termination); or (c) if the default has neither a Portfolio MAE nor an Individual MAE, proceed to Closing (subject to the terms and conditions of this Agreement) with respect to the remaining Properties and receive a credit against the Purchase Price at Closing in the amount of the Loss incurred or reasonably likely to be incurred by Buyers as a result of such Seller default. “Default Excluded Property Reimbursement Cap” means, with respect to any Default Excluded Property, an amount equal to: (the Allocated Purchase Price for such Default Excluded Property divided by $1,320,000,000) times $3,500,000.00). Notwithstanding anything in this Agreement to the contrary and for the avoidance of doubt, the parties acknowledge and agree that any default under this Agreement by any one Seller shall constitute a default by all Sellers hereunder.
Section 9.3    Failure of Conditions. The conditions set forth in Sections 8.1 and 8.2, other than the conditions set forth in Sections 8.2(e) – (o), are referred to herein as “Closing Day Conditions,” and the conditions set forth in Sections 8.2(e) – (o) are referred to herein as “Pre-Closing Day Conditions.” If a Party is not in default under this Agreement, and either (a) a Closing Day Condition is not satisfied or waived as of the Closing Date (as same may be duly extended pursuant to the terms hereof), or (b) a Pre-Closing Day Condition is not satisfied or waived as of such Closing Date or was satisfied or waived fewer than ten (10) Business Days prior to such Closing Date, then the Party benefiting from such condition (the “Electing Party”) may either (i) waive such condition and proceed to Closing (subject to the terms and conditions of this Agreement), or (ii) extend the Closing Date with respect to any Property affected by such condition to the date that is ten (10) Business Days after such Closing Date and close on the remainder of the Properties (subject to the terms and conditions of this Agreement) on such Closing Date. If the Electing Party shall elect the option set forth in preceding clause (ii) and as of such extended Closing Date either of clause (a) or (b) of this Section 9.3 shall exist, the Electing Party may elect between either of preceding clauses (i) or (ii). This iterative process shall continue until all Properties have been acquired by a Buyer or otherwise excluded from this Agreement, or, if earlier, the occurrence of the Outside Closing Date.
If as of the Outside Closing Date a closing condition set forth in Section 8.1 or Section 8.2 has not been satisfied or waived, the Electing Party shall have the right to (1) if a Portfolio MAE exists, terminate this Agreement with respect to all remaining Properties, in which case the Deposit Escrow Agent shall promptly refund the remaining Deposit to Buyer, and the Parties hereto shall have no further rights or obligations under this Agreement with respect to such Properties (except for such obligations that expressly survive the termination of this Agreement); (2) terminate this Agreement with respect to any Property with respect to which a closing condition has not been satisfied or waived (each such excluded Property, a “Closing Condition Excluded Property”) and close on the remainder of the Properties on the Outside Closing Date, whereupon (A) Buyers shall proceed to Closing (subject to the terms and conditions of this Agreement) with respect to the remaining Properties, (B) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for each Closing Condition Excluded Property, (C) a portion of the Deposit equal to the product of (x) $40,000,000 and (y) (the Allocated Purchase Price of the Closing Condition Excluded Property(ies) divided by $1,320,000,000) shall be returned to Buyers, and (D) Buyers and the applicable Seller shall have no further rights, obligations, or remedies under this Agreement with respect to each such Closing Condition Excluded Property (except as may expressly survive such partial termination); or (3) waive the failed closing condition (but without waiver of any other rights of the Electing Party hereunder) and proceed to Closing in accordance with the terms of this Agreement and without any adjustment to the Purchase Price.
Section 9.4    Return of Deposit. Notwithstanding anything to the contrary herein, in all instances under this Agreement where the Deposit (or any portion thereof) is required to be returned to Buyers, such obligation shall survive until the Deposit (or portion thereof) has been returned to the Buyers and Sellers shall cooperate to cause the Deposit Escrow Agent to so return same.
Section 9.5    Casualty and Condemnation.
(a)    Material Reconstruction Event. If, at any time prior to Closing there is damage, destruction or a taking with respect to a Real Property (provided that any such damage or destruction is not caused by Sellers or their Representatives) (such property, the “Damaged Property”) such that such damage or condemnation (i) results in the absence of reasonable access to the Damaged Property or affects the use of the Damaged Property as it was used prior to any such casualty or taking, and (ii) (A) would cost, in Seller’s reasonable estimate, more than 5% of the Allocated Purchase Price of the Damaged Property to rebuild, (B) to Sellers’ Knowledge, the Damaged Property is in material violation of applicable zoning or building laws, and/or (C) the casualty or taking gives rise to a termination right under any Lease which has not been waived in writing (a “Material Reconstruction Event”), the applicable Seller shall give Buyers written notice pursuant to this Agreement of such loss or damage. Upon the occurrence of any such Material Reconstruction Event, unless such Material Reconstruction Event gives rise to an Individual MAE or a Portfolio MAE, Buyers shall proceed to Closing in accordance with the terms and conditions of this Agreement without any abatement of the Purchase Price, in which event, upon Closing, Buyers shall be entitled to the benefit of any and all applicable insurance proceeds or condemnation awards payable in connection therewith (and Buyers shall be credited the amount of any deductible payable under any insurance policy coverage such damage). If any such Material Reconstruction Event results in an Individual MAE, Buyers shall have the option of (1) proceeding to Closing in accordance with the terms and conditions of this Agreement without any abatement of the Purchase Price, in which event, upon Closing, Buyers shall be entitled to the benefit of any and all applicable insurance proceeds or condemnation awards payable in connection therewith (and Buyers shall be credited the amount of any deductible payable under any insurance policy coverage such damage), or (2) if the condition constituting such Material Reconstruction Event remains outstanding as of the December 1, 2021, terminating this Agreement with respect to the applicable Property (each such excluded Property, a “C&C Excluded Property”) by delivering written notice of such termination to the Sellers and the Title Company no later than December 8, 2021, whereupon (w) Buyers shall proceed to Closing (subject to the terms and conditions of this Agreement) with respect to the remaining Properties, (x) the remaining Purchase Price shall be reduced according to the Allocated Purchase Price for each C&C Excluded Property and a portion of the Deposit equal to the product of (I) $40,000,000 and (II) (the Allocated Purchase Price of the C&C Excluded Property(ies) divided by $1,320,000,000) shall be returned to Buyers, (y) Buyers and the applicable Seller shall have no further rights, obligations, or remedies under this Agreement with respect to each such C&C Excluded Property (except as may expressly survive such partial termination), and (z) at Closing, other than with respect to C&C Excluded Properties, Buyers shall be entitled to the benefit of any and all applicable insurance proceeds or condemnation awards payable in connection with the Material Reconstruction Event (and Buyers shall be credited the amount of any deductible payable under any insurance policy coverage such damage). If any such Material Reconstruction Event results in a Portfolio MAE, Buyers shall have the option of (1) proceeding to Closing in accordance with the terms and conditions of this Agreement without any abatement of the Purchase Price, in which event, upon Closing, Buyers shall be entitled to the benefit of any and all applicable insurance proceeds or condemnation awards payable in connection therewith (and Buyers shall be credited the amount of any deductible payable under any insurance policy coverage such damage), or (2) terminating this Agreement with respect to all remaining Properties by delivering written notice of such termination to the Sellers and the Title Company within five (5) Business Days after Buyers have received a reasonably detailed written notice from the applicable Seller of such Damaged Property(ies), whereupon the remaining Deposit shall be returned to Buyers, and Buyers and Sellers shall have no further rights, obligations, or remedies under this Agreement with respect to such terminated Properties (except as may expressly survive such termination).
(b)    Immaterial Event. If prior to the Closing, a portion of any Real Property is condemned, damaged or destroyed and such portion does not constitute a Material Reconstruction Event, then (provided that any such damage or destruction is not caused by Sellers or their Representatives) the parties shall nonetheless consummate the transaction contemplated by this Agreement (including with respect to such Damaged Property), without any abatement of the Purchase Price, and upon the occurrence of the Closing, Buyers shall be entitled to the benefit of any and all applicable insurance proceeds or condemnation awards payable in connection with such Damaged Property (and Buyers shall be credited the amount of any deductible payable under any insurance policy covering such damage).
(c)    Notwithstanding anything in this Section 9.5 to the contrary, with respect to any Damaged Property (including, without limitation, in the event of a Material Reconstruction Event), if the applicable Seller’s insurance company refuses to recognize Buyers as the assignees of the insurance proceeds, then such Seller shall pay or credit to Buyers the amount which Buyers would have otherwise received from such Seller’s insurance company (or, if the applicable Seller fails to maintain insurance with respect to such damage and rent loss associated therewith as required under this Agreement, the amount which Buyers would have otherwise received as insurance proceeds pursuant to this Section 9.5 had the applicable insurance been maintained).
(d)    Notwithstanding anything to the contrary contained herein, if, the provisions of Section 9.5(a) or Section 9.5(b) are applicable, Sellers, at their sole cost and expense, shall take such actions and otherwise cooperate with Buyers post-Closing to ensure that Buyers get the full benefit of such provisions, even if the parties hereto are not able to accomplish the same directly, and the benefits of Section 9.5(a) or Section 9.5(b) must be obtained indirectly.

(e)    The terms of this Article IX shall survive the Closing.
ARTICLE X
GENERAL PROVISIONS
Section 10.1    Fees and Expenses; Transfer Taxes. Subject to Sellers’ reimbursement obligations set forth in Section 9.2, Sellers and Buyers shall each be responsible for the costs and expenses of their respective legal counsel, advisors and other professionals employed by them in connection with the transactions contemplated by this Agreement. The Sellers and Buyers shall each be responsible for additional transaction costs and expenses as set forth on Schedule 10.1 attached hereto, including, without limitation, Transfer Taxes (which shall be paid by Sellers and Buyers in accordance with local custom for each Property in the jurisdiction where such Property is located, as shown in Schedule 10.1). The party required by applicable Law will, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes, and if required by applicable Law, the other party will join in the execution of any such Tax Returns and other documentation (collectively, the “Transfer Tax Documentation”).
Section 10.2    Amendment and Modification. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed by the Buyers and the Sellers.
Section 10.3    Waiver. No failure or delay of any Party in exercising any right or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such right or power, or any course of conduct, preclude any other or further exercise thereof or the exercise of any other right or power. Any agreement on the part of any Party to any such waiver will be valid only if set forth in a written instrument executed and delivered by a duly authorized Person on behalf of such Party.
Section 10.4    Notices. All notices and other communications under this Agreement must be in writing and will be deemed duly given (a) on the date of delivery if delivered personally (or, if not a Business Day, on the next following Business Day), (b) on the first Business Day following the date of dispatch if delivered utilizing a next-business day service by a recognized next-business day courier, or (c) on the date of sending if sent by electronic mail (or, if not a Business Day, on the next following Business Day); provided, with respect to notices delivered pursuant to this clause (c), the sending party shall promptly send a hard copy of such notice pursuant to a method permitted under preceding clause (a) or clause (b) unless such requirement is waived in writing (which waiver may be via electronic mail) by the receiving party or its counsel. All notices hereunder must be delivered to the addresses set forth below with copies sent to the Persons indicated, or pursuant to such other instructions as may be designated in writing in accordance with this Section 10.4 by the Party to receive such notice. Notices sent by counsel for a Party shall be deemed sent by such Party.
if to the Sellers:    c/o Sila Realty Operating Partnership, LP
4890 West Kennedy Boulevard, Suite 650

Tampa, Florida 33609
Attention: Michael Seton
    Kay Neely
    Jason Reed
E-mail:     mseton@silarealtytrust.com
kneely@silarealtytrust.com
jreed@silarealtytrust.com
with a copy to:    Holland & Knight, LLP
100 North Tampa Street, Suite 4100
Tampa, Florida 33602
Attention: Robert J. Grammig
    Robert A. Warram
E-mail:    robert.grammig@hklaw.com
    robert.warram@hklaw.com
if to the Buyers:    c/o Mapletree Industrial Trust Management Ltd.
10 Pasir Panjang Road #13-01
Mapletree Business City, Singapore 117438
Attention: Peter Tan Che Heng
Head, Investment
Email: peter.tan@mapletree.com.sg

with a copy to:    c/o Mapletree Investments Pte Ltd
10 Pasir Panjang Road #13-01
Mapletree Business City, Singapore 117438
Attention: Wan Kwong Weng, Group General Counsel
Email: wan.kwongweng@mapletree.com.sg

and:    Bryan Cave Leighton Paisner LLP
1290 Avenue of the Americas
New York, New York 10104
Attention: Sonia Kaur Bain
E-mail: sonia.bain@bclplaw.com

If to the Deposit Escrow Agent:
First American Title Insurance Company –
National Commercial Services
666 Third Avenue
New York, New York 10017
Attn. Jennifer Panciera
E-mail: JPanciera@firstam.com

Section 10.5    Entire Agreement. This Agreement (including the Exhibits and Schedules hereto) constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings, among the Parties with respect to the subject matter hereof. This Agreement will not be deemed to contain or imply any restriction, covenant, representation, warranty, agreement or undertaking of any Party with respect to the transactions contemplated hereby other than those expressly set forth herein, including any implied covenants regarding noncompetition or nonsolicitation, and none will be deemed to exist or be inferred with respect to the subject matter hereof. Notwithstanding any oral agreement or course of conduct of the Parties or their Representatives to the contrary, no Party will be under any legal obligation to enter into or complete the transactions contemplated hereby unless and until this Agreement has been executed and delivered by each of the Parties.
Section 10.6    Parties in Interest. This Agreement will be binding upon and inure solely to the benefit of each Party and nothing in this Agreement, express or implied, is intended to or will confer upon any Person, other than the Parties and their respective successors and permitted assigns, any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement; provided, the Deposit Escrow Agent may not assign this Agreement or delegate its obligations hereunder other than to a successor escrow agent appointed in accordance with the terms of this Agreement.
Section 10.7    Governing Law, Jurisdiction and Venue. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Delaware or any similar successor provision, without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties. All parties agree that the mandatory, exclusive venue for any action directly or indirectly involving this Agreement in any way shall be New Castle County, Delaware. All parties waive venue in all other locations and all objections and defenses to personal jurisdiction in New Castle County, Delaware.
Section 10.8    Prevailing Party. In the event that any Party to this Agreement institutes a suit, action, arbitration, or other legal proceeding of any nature whatsoever, relating to this Agreement or to the rights or obligations of the parties with respect thereto, the prevailing Party shall be entitled to recover from the losing Party its reasonable attorney, paralegal, accountant, expert witness (whether or not called to testify at trial or other proceeding) and other professional fees and all other fees, costs, and expenses actually incurred and reasonably necessary in connection therewith, including but not limited to deposition transcript and court reporter costs, as determined by the judge or arbitrator at trial or other proceeding, and including such fees, costs and expenses incurred in any appellate or review proceeding, or in collecting any judgment or award, or in enforcing any decree rendered with respect thereto, in addition to all other amounts provided for by Law. This cost and attorneys fee provision shall apply with respect to any litigation or other proceedings in bankruptcy court, including litigation or proceedings related to issues unique to bankruptcy law. This Section 10.8 shall survive Closing or a termination of this Agreement.

Section 10.9    Assignment; Successors. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any Party without the prior written consent of the other Parties and any such assignment or delegation without such prior written consent will be null and void. No assignment to which any Party has consented shall release the assigning Party from any obligation or liability under this Agreement. Any assignee shall be deemed to have made any and all representations and warranties made by the assigning Party hereunder, as if the assignee were the original signatory hereto, and shall be jointly and severally liable for the same. Subject to the foregoing, this Agreement will be binding upon, inure to the benefit of and be enforceable by, the Parties and their respective successors and permitted assigns. Any transfer after the date hereof of any stock, partnership interests, membership interests or other beneficial interests of any Party, whether directly or indirectly, in a single transaction or in a series of transactions, which results in a change in Control of such Party, without obtaining the prior written consent of the non-assigning Party, shall be deemed a prohibited assignment hereunder. Notwithstanding the foregoing, Buyers may, without Sellers’ consent, assign this Agreement to one or more entities which are controlling, controlled by, or under common control with Buyers or the principals of Buyers, and for the avoidance of doubt, Buyers may elect at their sole option to take title to each Property in separate entities which are assignees of the named Buyers herein. Buyers shall provide written notice of any such assignment(s) no less than five (5) Business Days prior to the Closing Date, and upon the final Closing, the named Buyers herein who did not take title to any Property shall be relieved of all obligations with respect to this Agreement.
Section 10.10    Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable Law, but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable Law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.
Section 10.11    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, WHETHER ARISING IN CONTRACT OR IN TORT.
Section 10.12    Counterparts; Facsimile or PDF Signature. This Agreement may be executed simultaneously in multiple counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered electronically (including, without limitation, via DocuSign or via electronic mail transmitted of a .pdf) and such electronic signatures and/or copies, as applicable, will constitute an original for all purposes.

Section 10.13    Time of Essence. Time is of the essence with regard to all dates and time periods set forth or referred to in this Agreement. If any date for the occurrence of an event or act under this Agreement falls on a date which is not a Business Day, then the time for the occurrence of such event or act shall be extended to the next succeeding Business Day.
Section 10.14    Sellers’ Joint and Several Obligations. Buyers and Sellers agree that the representations, warranties, obligations, and covenants of each Seller are joint and several, and that each Seller is responsible and liable for all Properties and all representations, warranties, obligations, and covenants.
Section 10.15    Multiple Buyers. As used in this Agreement, the term “Buyer” means all entities acquiring any interest in any Property at the Closing. In the event that “Buyer” has any obligations or makes any covenants, representations or warranties under this Agreement, the same shall be made jointly and severally by all entities being a Buyer hereunder.
Section 10.16    Obligation to Close on all Properties. Except as otherwise expressly provided in this Agreement, Buyers’ obligation to purchase the Properties is not severable and Buyers must purchase all of the Properties pursuant to the terms and conditions of this Agreement. Except as otherwise expressly provided in this Agreement, Sellers’ obligation to sell the Properties is not severable and Sellers must sell all of the Properties pursuant to the terms and conditions of this Agreement.
Section 10.17    Deposit Escrow Agent.
(a)    The Deposit shall be held in escrow in a separate interest-bearing money market or bank account by Deposit Escrow Agent until the earliest of (a) the Closing, upon the consummation of which the Deposit shall be released to Sellers; (b) five (5) days after Deposit Escrow Agent shall have delivered to the non-sending party a copy of the notice sent by Sellers or Buyers stating that this Agreement has been terminated and that the party so notifying Deposit Escrow Agent is entitled to the Deposit, following which period the Deposit shall be delivered to the party who sent notice stating that it is entitled to the Deposit; provided, however, that within such five (5) day period, Deposit Escrow Agent does not receive either a notice containing contrary instructions from the non-sending party hereto or a court order restraining the release of all or any portion of the Deposit; or (c) a joint notice executed by Sellers and Buyers is received by Deposit Escrow Agent, in which event Deposit Escrow Agent shall release the Deposit in accordance with the instructions therein contained. Deposit Escrow Agent shall immediately deliver a duplicate copy of any notice received by it in its capacity as Deposit Escrow Agent to Sellers and Buyers.
(b)    In the event of any disagreement between the Sellers and the Buyers resulting in conflicting or adverse claims or demands made in connection with the Deposit, Deposit Escrow Agent will be entitled, at its option, to refuse to comply with any such claims or demands so long as the disagreement continues, and in so doing Deposit Escrow Agent will not be liable for its failure or refusal to comply with such conflicting or adverse claims or demands until the rights of the claimants have been finally adjudicated or the differences adjusted between the Sellers and the Buyers and Deposit Escrow Agent has been notified thereof in writing signed by each of the

Sellers and the Buyers. Deposit Escrow Agent will also have the right to bring an action in interpleader to obtain the right to pay said sum to a court of competent jurisdiction, deducting from said sum the costs incurred in bringing such an action.
(c)    Deposit Escrow Agent shall deliver the Deposit at the election of the Party entitled to receive the same by (a) a good, unendorsed check of Deposit Escrow Agent payable to the order of such party, or (b) a bank wire transfer to an account designated by such Party.
(d)    Sellers and Buyers acknowledge that Deposit Escrow Agent is serving solely as an accommodation to the Parties hereto, and except for the negligence or willful misconduct of the Deposit Escrow Agent, Deposit Escrow Agent shall have no liability of any kind whatsoever arising out of or in connection with its activity as Deposit Escrow Agent. Except as a result of the negligence or willful misconduct of the Deposit Escrow Agent, in no event shall the Deposit Escrow Agent be liable for any lost profits or for any incidental, special, consequential or punitive damages whether or not the Deposit Escrow Agent knew of the possibility or likelihood of such damages.
(e)    In its capacity as Deposit Escrow Agent, Deposit Escrow Agent shall not be responsible for the genuineness or validity of any instrument, document or item deposited with it, and shall have no responsibility other than to faithfully follow the instructions contained herein. The Parties hereto agree that Deposit Escrow Agent is fully protected in acting in accordance with any written instrument given to it hereunder by any of the Parties hereto believed by Deposit Escrow Agent to have been signed by the proper person. Deposit Escrow Agent may assume that any person purporting to give any notice hereunder has been duly authorized to do so. Deposit Escrow Agent shall have no obligation to review or confirm that actions taken pursuant to such notice in accordance with this Agreement comply with any other agreement or document.
Section 10.18    Recordation. Neither this Agreement nor any memorandum or short form hereof shall be recorded or filed in any public land or other public records of any jurisdiction, by any Party and any attempt to do so may be treated by the other parties as a breach of this Agreement.
Section 10.19    Confidentiality. Subject to Sellers’ and Buyers’ disclosure rights pursuant to Section 6.4, all non-public information provided by Seller or Buyer to Buyer or Seller, respectively, or obtained by Buyer or Seller relating to the Properties or either Party, including, without limitation, (a) any environmental assessment or audit, (b) the identities of Sellers or Buyers and their respective Affiliates, as applicable, and the fact that they have entered into this Agreement, (c) the negotiations relating to this Agreement, and (d) the terms of this Agreement (collectively, the “Information”) shall be treated as confidential by the Parties. Subject to requirements of Law, Sellers and Buyers agree to transmit the Information only to such of their Representatives involved with the transactions contemplated herein for the sole purpose of Sellers and Buyers’ consummation of the transactions contemplated herein and who are informed of Sellers and Buyers’ agreement to maintain the confidentiality of such Information. In the event that the transactions contemplated herein are not closed for any reason, then each Party shall return to the other Party or destroy all copies of all Information obtained from the other

Party in its possession or in the possession of any of its Representatives; provided, however, that if Information in an intangible or electronic format cannot be removed, erased, or otherwise deleted from archival systems (also known as “computer or system back-ups”), such Information will continue to be protected by the confidentiality obligations of this Section 10.19. The Parties agree that post-Closing (1) Buyers shall have the right to use the Information pertaining to the Properties, Tenants and other operational matters and (2) Sellers shall not disclose the Information except as may be required by applicable Law, without the prior written consent of Buyers. The provisions of this Section 10.19 shall survive the Closing or termination of this Agreement.
Section 10.20    Side Letter Agreement. Sellers and Buyers agree and acknowledge that all Exhibits and Schedules referenced in this Agreement are attached to that certain Side Letter Disclosure Agreement dated as the date hereof (the “Side Letter Disclosure Agreement”), by and among the Parties hereto, and thus “attached hereto” with respect to Exhibits or Schedules shall be deemed to mean attached to that certain Side Letter Disclosure Agreement. From the date hereof until the Closing, the Sellers will disclose to the Buyers in writing any updates or variances from the facts set forth in the Side Letter Disclosure Agreement in connection with the representations and warranties contained in Article III promptly upon discovery thereof (collectively, the “Seller Updates”). Such Seller Updates delivered to Buyers shall not be deemed to modify the representations and warranties herein for purposes of determining whether or not the conditions to Closing set forth in Section 8.2 have been satisfied, nor shall such Seller Updates cure any breach of any representation or warranty which existed as of the Effective Date. However, such Seller Updates shall be deemed to modify the representations and warranties herein for all other purposes so long as such Seller Updates relate solely to events occurring after the Effective Date and were not caused by a breach or default by any Seller or the willful misconduct of Seller or any of its Affiliates or Representatives.
Section 10.21    Sellers’ Liability for Representations and Warranties. Following the Closing, the Buyers acknowledge and agree that, except as set forth in Section 10.23 and except for claims or actions based on fraud which may be brought at any time, the Sellers and their Affiliates shall not have any liability, responsibility or obligation to Buyers for any breach of any representation or warranty, whether arising under this Agreement, any exhibit or schedule to this Agreement, or any certificate or other document entered into, made, delivered, or made available in connection with this Agreement, or as a result of the sale and purchase of the Properties (including with respect to any matters arising under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 or any other Environmental and Safety Law), and whether purporting to sound in contract or tort, or at law or in equity, or otherwise, in each case, other than any obligation in respect of a covenant set forth in Article VI and Article IX that survives the Closing. Notwithstanding the foregoing, however, nothing herein shall serve to limit the liability of Sellers or any of their Affiliates under or arising out of the Transition Services Agreement, including, without limitation, any representations or warranties thereunder.

Section 10.22    Representations, Warranties and Covenants.
(a)    The representations and warranties of the Sellers expressly and specifically set forth in this Agreement, as qualified by the Disclosure Schedule, together with the representations and warranties set forth in the Closing Documents constitute the sole and exclusive representations, warranties, and statements (including by omission) of any kind or nature, whether written or oral, expressed or implied, statutory or otherwise (including, for the avoidance of doubt, relating to quality, quantity, condition, merchantability, fitness for a particular purpose or conformity to samples) of any of the Sellers or any of their Affiliates as to any matter concerning the Sellers, the Properties or the sale and purchase of the Properties, or with respect to the accuracy or completeness of any information provided to (or otherwise acquired by) the Buyers or any of their Affiliates in connection with this Agreement or the sale and purchase of the Properties (including, for the avoidance of doubt, any statements, information, documents, projections, forecasts or other material made available to the Buyers or any of their Affiliates in certain "data rooms" or presentations including "management presentations") and all other purported representations and warranties or statements (including by omission) are hereby disclaimed by the Sellers and their Affiliates.
(b)    Notwithstanding anything to the contrary that may be expressed or implied in this Agreement, none of the representations and warranties of any party contained in this Agreement and none of the covenants or agreements of any party required to be performed by such party before the Closing but which do not expressly survive the Closing shall survive the Closing, and following the Closing none of the parties or any of their respective Affiliates, successors, assigns, directors, officers, employees, advisors, agents, or other representatives shall have any liability whatsoever with respect to the same, and no claim or action for breach of the same, detrimental reliance on the same or other right or remedy (whether in contract, in tort or at law or in equity) for a breach of the same may be brought after the Closing; provided, however, that a claim or action based on fraud may be brought at any time. The provisions of this Section 10.22(b) will not, however, prevent or limit a cause of action under Section 9.2 to enforce specifically the terms and provisions of this Agreement. Unless otherwise indicated, the covenants and agreements set forth in this Agreement which by their terms are required to be performed after the Closing, including the covenants in Article VI, shall survive the Closing until they have been performed or satisfied.
(c)    Notwithstanding the foregoing, nothing in the Section 10.22 shall abridge or abrogate any of Buyers’ rights or Sellers’ obligations under Section 10.23.
Section 10.23    R&W Insurance Policy.
(a)    Buyers have negotiated the R&W Insurance Policy. Immediately following the execution and delivery of this Agreement, Buyers shall bind coverage in respect of the R&W Insurance Policy to incept as of the execution and delivery of this Agreement and shall timely pay that portion of any premium and underwriting fee, in each case then due and payable, to the R&W Insurer to bind and incept coverage under the R&W Insurance Policy. Buyers shall take commercially reasonable action to pay the R&W Insurer the remainder of premium and all other costs required for issuance of the R&W Insurance Policy when due. Buyers shall take commercially reasonable action to execute and cause to be executed and delivered all documents attached to the R&W Insurance Policy or as otherwise may be required by the R&W Insurer in connection with: (a) binding coverage under the terms of the R&W Insurance Policy on the date of this Agreement and (b) issuing the final R&W Insurance Policy. The R&W Insurance Policy shall include a provision whereby insurer expressly irrevocably waives, and agrees not to pursue, directly or indirectly, any subrogation rights against the Sellers or any of their Affiliates or representatives with respect to any claim made by any insured thereunder unless such claims were the result of fraud prior to the Closing by any Seller or any of its Affiliates or representatives. The Sellers shall use commercially reasonable efforts to assist and cooperate with the Buyers in connection with any claim by any Buyer under, or recovery by any Buyer with respect to, the R&W Insurance Policy. Buyers shall not take affirmative action to amend the subrogation or third party beneficiary provisions contained in such R&W Insurance Policy benefiting any Seller without the consent of such Seller.
(b)    Notwithstanding any other provision of this Agreement, the Sellers, jointly and severally, shall reimburse and indemnify Buyers and their respective Affiliates, directors, officers, managers, members, employees and agents for any and all loss, liability, demand, claim of any kind, action, cause of action, cost, damage, fee, deficiency, tax, penalty, fine, assessment, interest or expense (including attorney’s fees, consultant fees, expert fees and any other reasonable fees including the reasonable fees, costs, charges and expenses of attorneys, accountants, brokers, consultants and/or other experts and/or other professionals in each case at their then-prevailing rates) arising out of or resulting from a breach of the representations and warranties in Article III of this Agreement up to an aggregate amount not to exceed $3,300,000.00 (being an amount representing one-half of the initial retention amount under the R&W Insurance Policy). Sellers’ obligation in this Section 10.23(b) shall remain in full force and effect until the latest of 45 days after the expiration of the R&W Insurance Policy, 60 days after all pending claims under the R&W Insurance Policy are fully and finally resolved, or the satisfaction in full of all outstanding obligations of the Sellers under this Section 10.23(b).
Section 10.24    Seller Affiliate Indemnitor. Sila Realty Trust, Inc., a Maryland corporation (the “Seller Affiliate Indemnitor”), an Affiliate of Sellers, agrees to join this Agreement to provide an indemnity in favor of Buyers and to be jointly obligated with Seller as set forth below to secure Sellers’ post-Closing obligations hereunder as Buyers’ recourse for Sellers’ performance of its obligations under this Agreement or in any document delivered in connection with Closing. The Seller Affiliate Indemnitor shall be jointly and severally liable for all of Sellers’ post-Closing obligations under this Agreement and the Closing Documents and the Seller Affiliate Indemnitor shall indemnify, defend and hold the Buyers harmless from any and all Claims and Losses arising out of Sellers’ failure to perform and/or satisfy Sellers’ post-Closing obligations and covenants under this Agreement and the Closing Documents. For the avoidance of doubt, the Seller Affiliate Indemnitor shall not have any liability pursuant to this Section in excess of the liability the Sellers would directly have to Buyers pursuant to the express terms of this Agreement and shall be entitled to any defense to any Claims the applicable Seller or Sellers would have hereunder.

Section 10.25    Pennsylvania Buyer. The parties acknowledge that (a) Bryce DC Assets LLC, a Delaware limited liability company (the “PA Buyer”), shall acquire only the Pennsylvania Land, Pennsylvania Improvements and related components of the Property (collectively, the “PA Assets”), (b) Redwood DC Assets LLC, a Delaware limited liability company (“Redwood Buyer”), has no right to acquire the PA Assets and (c) any assignment by Redwood Buyer of its rights hereunder shall not constitute an assignment with respect to the PA Assets.
Section 10.26    Buyer Affiliate Indemnitor.
(a)    DBS Trustee Limited (as trustee of Mapletree Industrial Trust) (the “Buyer Affiliate Indemnitor”), an Affiliate of Buyers, agrees to join this Agreement to provide an indemnity in favor of Sellers and to be jointly obligated with Buyers as set forth below to secure Buyers’ pre-Closing obligations under this Agreement. The Buyer Affiliate Indemnitor shall be jointly and severally liable for all of Buyers’ pre-Closing obligations under this Agreement and the Buyer Affiliate Indemnitor shall indemnify, defend and hold the Sellers harmless from any and all Claims and Losses arising out of Buyers’ failure to perform and/or satisfy Buyers’ pre-Closing obligations and covenants under this Agreement. For the avoidance of doubt, the Buyer Affiliate Indemnitor shall not have any liability pursuant to this Section in excess of the liability the Buyers would directly have to Sellers pursuant to the express terms of this Agreement and shall be entitled to any defense to any Claims the applicable Buyer or Buyers would have hereunder. The obligations of the Buyer Affiliate Indemnitor shall terminate upon the final Closing hereunder or, if earlier, the termination of this Agreement.
(b)    Notwithstanding any provision to the contrary in this Agreement, the parties hereto agree and acknowledge that DBS Trustee Limited (“DBST”) has entered into this Agreement only in its capacity as trustee of Mapletree Industrial Trust and not in its personal capacity and all references to Buyer Affiliate Indemnitor in this Agreement shall be construed to refer to DBST as trustee of Mapletree Industrial Trust. As such, notwithstanding any provision to the contrary in this Agreement, DBST has assumed its obligations under this Agreement in its capacity as trustee of Mapletree Industrial Trust and not in its personal capacity, and any liability of or indemnity, covenant, undertaking, representation and/or warranty given by Buyer Affiliate Indemnitor under this Agreement is given by DBST in its capacity as trustee of Mapletree Industrial Trust and not in its personal capacity, and any power and right conferred on any receiver, attorney, agent and/or delegate is limited to the assets of or held on trust for Mapletree Industrial Trust over which DBST in its capacity as trustee of Mapletree Industrial Trust has recourse and shall not extend to any personal assets of DBST or any assets held by DBST in its capacity as trustee of any other trust. Any obligation, matter, act, action or thing required to be done, performed, or undertaken or any covenant, representation, warranty or undertaking given by Buyer Affiliate Indemnitor under this Agreement shall only be in connection with the matters relating to Mapletree Industrial Trust and shall not extend to the obligations of DBST in respect of any other trust or real estate investment trust of which it is trustee.
(c)    Notwithstanding any provision to the contrary in this Agreement, the parties hereby acknowledge and agree that the obligations of Buyer Affiliate Indemnitor under this

Agreement will be solely the corporate obligations of DBST and that the parties shall not have any recourse against the shareholders, directors, officers or employees of DBST for any claims, losses, damages, liabilities or other obligations whatsoever in connection with any of the transactions contemplated by the provisions of this Agreement.
(d)    For the avoidance of doubt, any legal action or proceedings commenced against the Buyer Affiliate Indemnitor whether in Singapore or elsewhere pursuant to this Agreement shall be brought against DBST in its capacity as the trustee of Mapletree Industrial Trust and not in its personal capacity.
(e)    The provisions of subsections (a) – (e) of this Section 10.26 shall survive the Closing or any earlier termination or rescission of this Agreement. The provisions of subsections (a) – (e) of this Section 10.26 shall apply, mutatis mutandis, to any notice, certificate or other document which Buyer Affiliate Indemnitor issues under or pursuant to this Agreement, as if expressly set out in such notice, certificate or document.
Section 10.27    Rancho Cordova II UST Indemnity. Notwithstanding any other provision of this Agreement, the Sellers, jointly and severally, shall reimburse and indemnify Buyers and their respective Affiliates, directors, officers, managers, members, employees and agents for any and all loss, liability, demand, claim of any kind, action, cause of action, cost, damage, fee, deficiency, tax, penalty, fine, assessment, interest or expense (including attorney’s fees, consultant fees, expert fees and any other reasonable fees including the reasonable fees, costs, charges and expenses of attorneys, accountants, brokers, consultants and/or other experts and/or other professionals in each case at their then-prevailing rates) arising out of or resulting from any violation, non-compliance, liability or obligation arising under Environmental Laws which exist at Rancho Cordova II prior to Closing (“Environmental Conditions”) relating to any UST Tank System, including but not limited to Environmental Conditions arising out of or relating to the permitting, operating, inspection, reporting, record keeping, maintenance, repair, corrective action, mitigation, remediation, release reporting, temporary and permanent regulatory closure obligations, financial responsibility requirements and any release of Hazardous Materials from the UST Tank System. Sellers’ obligation in this Section 10.27 shall remain in full force and effect until one year after all Environmental Conditions covered under this Section 10.27 are fully and finally resolved such that the UST Tank System is in full compliance with Environmental Laws, and any release of Hazardous Materials has been fully remediated in compliance with Environmental Laws as documented by a No Further Action determination issued by the governmental authority with jurisdiction over the Environmental Conditions; provided, however, in the event that the Environmental Conditions, if any, have been fully remediated prior to the applicable Closing and Euclid Transactional LLC deletes the exclusion set forth in Section III.B(v) of that certain Master Policy #ET111-002-652 (deletion of which Buyers shall use commercially reasonable efforts to pursue), the obligations of Sellers pursuant to this Section 10.27 shall terminate.
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IN WITNESS WHEREOF, the Parties have executed this Agreement on the date first written above.
SELLERS:
DCII-2601 W. Broadway Road, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-2005 East Technology Circle, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-2301 West 120th Street, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCPII-SAC-11085 Sun Center Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCPII-SAC-3065 Gold Camp Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-400 Holger Way, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-400 Kifer Road, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-6 Norden Place, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DC-11650 Great Oaks Way, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-250 Williams Street NW, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-1501 Opus Place, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-2455 ALFT Lane, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-505 W. Merrill Street, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-400 Minuteman Road, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-5225 Exchange Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-3255 Neil Armstrong Boulevard, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-5400-5510 Feltl Road, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-200 Campus Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-1400 Crossbeam Dr., LP,
a Delaware limited partnership
By:    DCII-1400 Crossbeam Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-4726 Hills and Dales Road NW, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-8700 Governors Hill Drive, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-4121 Perimeter Center Place, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-630 Clark Avenue, LP,
a Delaware limited partnership
By:    DCII-630 Clark Avenue, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-10309 Wilson Blvd., LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

C&Y Partners, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-13831 Katy Freeway, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-700 Austin Avenue, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

DCII-1755-1757 Old Meadow Road, LLC,
a Delaware limited partnership
By:    DCII-McLean, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

DCII-1764A Old Meadow Road, LLC,
a Delaware limited partnership
By:    DCII-McLean, LLC,
a Delaware limited liability company
By:    Sila Realty Operating Partnership, LP,
a Delaware limited partnership, its sole member
By:    Sila Realty Trust, Inc.,
a Maryland corporation, its general partner
By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

BUYERS:
REDWOOD DC ASSETS LLC,
a Delaware limited liability company
By: /s/ Tham Kuo Wei
Name: Tham Kuo Wei
Title: Director

BRYCE DC ASSETS LLC,
a Delaware limited liability company

By: /s/ Tham Kuo Wei
Name: Tham Kuo Wei
Title: Director

Signature Pages to Purchase and Sale Agreement

JOINDER OF SELLER AFFILIATE INDEMNITOR
The undersigned hereby executes and delivers this Agreement as of the Effective Date for the sole purpose of agreeing to the provisions of Section 10.24 of this Agreement. The person executing this Agreement on behalf of the undersigned is duly authorized to do so.
SELLER AFFILIATE INDEMNITOR:

SILA REALTY TRUST, INC.

By: /s/ Michael A. Seton
Michael A. Seton
Chief Executive Officer

Signature Pages to Purchase and Sale Agreement

JOINDER OF BUYER AFFILIATE INDEMNITOR
The undersigned hereby executes and delivers this Agreement as of the Effective Date for the sole purpose of agreeing to the provisions of Section 10.26 of this Agreement. The person executing this Agreement on behalf of the undersigned is duly authorized to do so.
BUYER AFFILIATE INDEMNITOR:

For and on behalf of DBS Trustee Limited
(as trustee of Mapletree Industrial Trust)

By:/s/ Tham Kuo Wei_________________
Tham Kuo Wei
Chief Executive Officer/Director
Mapletree Industrial Trust Management Ltd

Signature Pages to Purchase and Sale Agreement

Deposit Escrow Agent hereby executes this Agreement solely for the purpose of acknowledging receipt of the Deposit and acknowledging and agreeing to be bound by the provisions of this Agreement relating to Deposit Escrow Agent and the Deposit.
DEPOSIT ESCROW AGENT:
FIRST AMERICAN TITLE INSURANCE COMPANY

By: /s/ Despina Manoloudas
Name: Despina Manoloudas
Title: Escrow Agent

Signature Pages to Purchase and Sale Agreement